QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Georgia Gulf Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY MATERIALS
DATED MARCH 25, 2011
SUBJECT TO COMPLETION

GEORGIA GULF CORPORATION
115 Perimeter Center Place
Suite 460
Atlanta, Georgia 30346

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 17, 2011

To the Stockholders:

        The Annual Meeting of Stockholders of Georgia Gulf Corporation (the "Company") will be held in the Conference Center at the South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, on May 17, 2011 at 1:30 p.m. local time for the following purposes:

  (1)
  to elect two directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

  (2)
  to approve, on an advisory basis, the compensation of certain of the Company's executive officers;

  (3)
  to vote on the frequency of the advisory vote on executive compensation;

  (4)
  to approve the Company's "Stockholder Rights Plan";

  (5)
  to approve the Company's 2011 Equity and Performance Incentive Plan;

  (6)
  to approve the Company's Annual Incentive Compensation Plan;

  (7)
  to ratify the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2011; and

  (8)
  to transact any other business as may properly come before the annual meeting.

        The Board of Directors has fixed the close of business on March 25, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Please vote before the annual meeting in one of the following ways:

  (1)
  use the toll-free number shown on your proxy card (or voting instruction card if you received the proxy materials by mail from a broker or bank);

  (2)
  visit the website shown on your proxy card or voting instruction card to vote via the Internet; or

  (3)
  complete, sign, date and return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope.

        You are cordially invited to attend the annual meeting. However, whether or not you plan to be personally present at the annual meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed postage prepaid envelope, or vote via telephone or the Internet, to ensure your shares are represented at the annual meeting.

                      By Order of the Board of Directors

                      Joel I. Beerman
                      Vice President, General Counsel and Secretary

Dated: April       , 2011

GEORGIA GULF CORPORATION
115 Perimeter Center Place
Suite 460
Atlanta, Georgia 30346

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 17, 2011

GENERAL

        This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Georgia Gulf Corporation (the "Company") on or about April     , 2011 in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting of stockholders to be held on May 17, 2011 at 1:30 p.m. local time in the Conference Center at the South Terraces, 115 Perimeter Center Place, Atlanta, Georgia 30346, and any adjournment of the annual meeting.

  Revoking Your Proxy Before it is Voted

        You may revoke your proxy at any time before it is voted at the annual meeting by:

  (1)
  voting over the telephone or Internet if eligible to do so;

  (2)
  delivering to our Corporate Secretary a signed notice of revocation or a new proxy card with a later date—in either such case, your latest dated vote before the annual meeting will be the vote counted; or

  (3)
  voting in person at the annual meeting.

  Voting Instructions; Ways to Vote

        The enclosed proxy card provides voting instructions for eligible stockholders. Stockholders not wishing to vote by telephone or via the Internet or whose proxy card does not mention information about telephone or Internet voting should complete the enclosed paper proxy card and return it in the enclosed postage-paid envelope. Signing and returning the proxy card or submitting the proxy by telephone or via the Internet does not affect your right to revoke your proxy or to vote in person at the annual meeting.

        If your shares are held in "street name" by a bank, broker or other nominee, you should check the voting form used by that firm to determine whether you may provide voting instructions to the bank, broker or other nominee by telephone or the Internet.

  Voting of Shares Represented by Proxies

        Unless otherwise specified, all shares represented by effective proxies will be voted:

  •
  for the election of the two nominees as directors;

  •
  for the approval, on an advisory basis, of the compensation of certain of the Company's executive officers;

  •
  for "every year" on the frequency of the advisory vote on executive compensation;

  •
  for the approval of the Rights Agreement, dated as of April 26, 2010, by and between the Company and Computershare Trust Company, N.A., as rights agent (the "Stockholder Rights Plan"), in substantially the form attached as Annex A;

  •
  for the approval of the Company's 2011 Equity and Performance Incentive Plan, in substantially the form attached as Annex B;

  •
  for the approval of the Company's Annual Incentive Compensation Plan, in substantially the form attached as Annex C; and

  •
  for the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2011.

        Our Board of Directors does not know of any other business to be brought before the annual meeting, but if any other business is properly brought before the annual meeting, proxies will be voted upon those matters in accordance with the judgment of the person or persons acting under the proxies.

  Cost of Soliciting Proxies

        We will pay the cost of soliciting proxies. In addition to use of the mails, proxies may be solicited in person or by telephone or facsimile by our directors and officers, who will not receive additional compensation for these services. We have retained Phoenix Advisory Partners to assist in the solicitation of proxies for a fee in the amount of $8,000. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.

  Stockholders Who Are Entitled to Vote at the Meeting

        Only holders of record of outstanding shares of common stock of the Company at the close of business on March 25, 2011 are entitled to notice of, and to vote at, the annual meeting. Each stockholder is entitled to one vote for each share of common stock held on the record date. There were 33,968,489 shares of common stock outstanding and entitled to vote on March 25, 2011.

  Votes Required for Approval of Matters to be Considered

        Each director who receives a majority of votes cast (number of shares voted "for" exceeds the number of shares voted "against") will be elected as a director. With respect to the election of directors, stockholders may (1) vote "for" both of the nominees, (2) vote "against" both of the nominees, (3) vote "against" either individual nominee but vote "for" the other nominee, or (4) "abstain" from voting on one or both nominees. Shares not present, in person or by proxy, at the annual meeting and abstentions will have no effect on the outcome of the election of directors. Similarly, any broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the election of directors.

        The affirmative vote of a majority of the votes cast is required for each of the approval of the advisory vote on executive compensation, approval of the Stockholder Rights Plan, approval of the Company's Annual Incentive Compensation Plan and ratification of the appointment of independent auditors. With respect to each of these items, stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of the vote on these matters.

        The affirmative vote of a majority of the votes cast is required for the approval of the Company's 2011 Equity and Performance Incentive Plan (the "2011 Equity Plan"). In addition, the New York Stock Exchange rules require that the total votes cast on the approval of the 2011 Equity Plan represent greater than 50% of the shares outstanding as of the record date. Under New York Stock Exchange rules, abstentions are treated as votes cast but broker non-votes are not. As a result, abstentions will be treated as a vote against approval of the 2011 Equity Plan and broker non-votes will have no effect on the vote.

        The advisory vote on the frequency of the advisory vote on executive compensation that receives a plurality (that is, the largest number) of votes cast will be the preference selected by stockholders. With respect to this advisory vote, stockholders may (1) vote for a voting frequency of "every year," (2) vote for a voting frequency of "every two years," (3) vote for a voting frequency of "every three years," or (4) "abstain" from voting. Abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this advisory vote.

        To attend the annual meeting, you will need to bring an admission ticket (or legal proxy) and valid picture identification. If your shares are registered in your name and you received proxy materials by mail, your admission ticket is attached to your proxy card. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket. Cell phones must be turned off prior to entering the annual meeting. Cameras and video, audio or any other electronic recording devices will not be allowed in the meeting room during the annual meeting, other than for Company purposes.

PROPOSAL I—ELECTION OF DIRECTORS

        At the Company's 2010 annual meeting, our stockholders approved, and the Company thereafter implemented, amendments to our Certificate of Incorporation to declassify our Board of Directors. Pursuant thereto, all previously elected directors will continue to serve for the remainder of their elected terms at which time they, or other director-nominees, will be nominated for election to one-year terms on the Board. Any vacancies that occur on our Board of Directors, or any newly elected directorships, may be filled by the Board, and any such newly appointed director will serve for the remainder of the unexpired portion of the term of the director who departed, if any, or otherwise until the next succeeding annual meeting of stockholders. As a result of all of the foregoing, the following director nominees are proposed for election to the Board, to serve until the Company's next annual meeting of stockholders, and until their respective successors are duly elected and qualified:

  •
  Wayne C. Sales

  •
  Robert M. Gervis

        Unless instructed otherwise, proxies will be voted for the election of both of the nominees named above. If either nominee is unwilling or unable to serve (an eventuality of which we are not aware), proxies may be voted for a substitute nominee selected by the Board of Directors.

  Nominees for Election

        Wayne C. Sales, age 61, has served as a director since September 2007. He was president and chief executive officer of Canadian Tire Corporation, Limited, a retail, financial services and petroleum business, from 2000 to June 2006 and also served as vice chairman from 2006 to June 2007. Mr. Sales is a director of Canadian Tire Corporation and is a director and the Non-Executive Chair of SUPERVALU, Inc., a retail food store company. He is also a director and Chair of the Compensation Committee of Tim Hortons, Inc., a quick service restaurant company, and a director and Chair of the Nominating/Governance Committee of Discovery Air, a specialty aviation company.

        Robert M. Gervis, age 50, has served as a director since September 2009. He founded Epilogue, LLC, a private advisory firm, and has served as the Managing Member and President since April 2009. Prior to this role, he served in various senior executive positions at Fidelity Investments from 1994 to March 2009; and before Fidelity, Mr. Gervis was a partner in the international law firm of Weil, Gotshal & Manges. Mr. Gervis earned a Juris Doctorate from The George Washington University in Washington, D.C. and a Bachelor's degree in Industrial Engineering from Lehigh University. Mr. Gervis is also a CFA charterholder. Mr. Gervis is a director of Tronox Incorporated, a producer and marketer of titanium dioxide pigments, electrolytic chemicals and specialty chemicals.

  Vote Required

        Each director who receives a majority of votes cast (number of shares voted "for" exceeds the number of shares voted "against") will be elected as a director.

  Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION.

  Directors Serving Until 2012

        Paul D. Carrico, age 60, has been a director and has served as our President and Chief Executive Officer since February 2008. Prior thereto, he had served as Vice President, Chemicals and Vinyls since October 2006, Vice President, Polymer Group from May 2005 until October 2006 and Business Manager, Resin Division from 1999, when he joined the Company, until May 2005.

        Patrick J. Fleming, age 67, has served as a director since February 2000 and served as non-executive Chairman of the Board of Directors from February 2008 until January 2010. Mr. Fleming has been an energy consultant since retiring from Texaco Inc. in January 2000. In 1998 and 1999, he served as the Managing Director and Chief Executive Officer of Calortex Inc., a joint venture between Texaco, Calor Gas and Nuon International, and resided in the United Kingdom. From 1994 to December 1997, Mr. Fleming was President of Texaco Natural Gas, Inc.

        T. Kevin DeNicola, age 56, has served as a director since September 2009. Mr. DeNicola served as Chief Financial Officer of Kior, Inc., a biofuels business, from November 2009 until January 2011. Prior to that role, he was Senior Vice President and Chief Financial Officer at KBR, Inc., a leading global engineering, construction and services company supporting the energy, hydrocarbon, government services and civil infrastructure sectors from June 2008 through September 2009. Prior to this role, he served in various positions, including Senior Vice President and Chief Financial Officer at Lyondell Chemical Company ("Lyondell") from May 2002 to December 2007. Subsequent to Mr. DeNicola's departure from Lyondell after its acquisition by Basell AF S.C.A., but within the two-year period thereafter, LyondellBasell filed a petition for reorganization under the Federal bankruptcy laws. Mr. DeNicola earned a Masters degree in Chemical Engineering from the University of Virginia and a Masters of Business Administration from Rice University. Mr. DeNicola is a director of Comerica, Incorporated.

  Directors Serving Until 2013

        Mark L. Noetzel, age 53, has served as a director since September 2009 and as the non-executive Chairman of the Board since January 2010. He was President and CEO of Cilion, Inc., a venture capital backed renewable fuel company, from August 2007 to May 2009. Prior to this role, he had served in several senior positions at BP plc, including Group Vice President, Global Retail, from 2003 until 2007, Group Vice President, B2B Fuels and New Markets, during 2001 and 2002 and Group Vice President, Chemicals, from 1997 until 2001. Prior to those senior management roles with BP plc, Mr. Noetzel served in other management and non-management roles with Amoco from 1981 until BP plc acquired Amoco in 1998. Mr. Noetzel earned a Bachelor's degree from Yale University and a Masters of Business Administration from the Wharton School at the University of Pennsylvania.

        Stephen E. Macadam, age 50, has served as a director since September 2009. He has been Chief Executive Officer of Enpro Industries, Inc., a leading provider of engineered industrial products for processing, general manufacturing and other industries worldwide, since April 2008. Prior to this role, he served as Chief Executive Officer of BlueLinx Holdings, a leading distributor of building products in the United States, from October 2005 until February 2008, and as Chief Executive Officer of Consolidated Container Company from August 2001 to October 2005. Prior to August 2001,

Mr. Macadam served as Executive Vice President, Pulp and Paperboard, of Georgia-Pacific Corporation beginning in 1998. Mr. Macadam earned a Masters degree in Finance from Boston College and a Masters of Business Administration from Harvard Business School. Mr. Macadam is a director of Enpro Industries, Inc.

        David N. Weinstein, age 51, has served as a director since September 2009. He has been a business consultant specializing in reorganization activities since September 2008. Prior thereto, Mr. Weinstein served as Managing Director and Group Head, Debt Capital Markets-High Yield and Leverage Finance at Calyon Securities, a global provider of commercial and investment banking products and services for corporations and institutional clients, from March 2007 to August 2008. Before assuming that role, Mr. Weinstein was a consultant specializing in business reorganization and capital market activities from September 2004 to February 2007. Prior thereto, Mr. Weinstein was a Managing Director and Head of High Yield Capital Markets at BNP Paribas, BankBoston Securities and Chase Securities, Inc., and head of the capital markets group in the High Yield Department at Lehman Brothers. Mr. Weinstein earned a Bachelor's degree from Brandeis University and a Juris Doctorate from Columbia University School of Law. Mr. Weinstein served as the Chairman of the Board of Directors of Pioneer Companies, Inc. from January 2002 to December 2005, the Chairman of the Board of Directors of York Research Corp. from November 2002 to June 2004, and as a director of Interstate Bakeries Corporation from August 2006 to January 2007. Mr. Weinstein is a director of Granite Broadcasting Corporation.

Qualifications to Serve As Director

        Listed below is a description of certain specific experiences, qualifications, attributes or skills possessed by each director that in the opinion of the nominating and governance committee and the Board, qualify that individual to serve as a director of the Company.

        Paul D. Carrico has served in various management positions with the Company for more than ten years, culminating with his appointment as Chief Executive Officer in February 2008. This gives him unique knowledge of the Company's history and the opportunities and challenges associated with the Company's businesses and operations, as well as the ability to serve as an effective liaison between the Company's management team and the Board. In addition, Mr. Carrico had more than twenty-four years of experience in the chemicals industry before joining the Company. Mr. Carrico's familiarity with the Company, the chemicals industry and the various customers, competitors and vendors who participate in the industry makes him uniquely qualified to serve as a director of the Company.

        T. Kevin DeNicola has served as Chief Financial Officer of three diverse, complex businesses: (i) a biofuels business; (ii) a global engineering and construction firm; and (iii) a large chemicals company. Mr. DeNicola was employed by that chemicals company for nearly 17 years, where, in addition to serving as Senior Vice President and Chief Financial Officer, he served, at various times, as Director of Investor Relations, Vice President of Corporate Development and as Assistant Treasurer. Mr. DeNicola's significant experience as the Chief Financial Officer of various companies provides him with a solid platform from which he, as Chairman of the audit committee, can advise and consult with the Board and Company management on financial, accounting and audit-related matters, as well as matters related to effective internal controls. In addition, substantial experience in various management positions with a chemicals company provides Mr. DeNicola with the added qualification of expertise within one of the primary industries in which the Company operates.

        Patrick J. Fleming has served as a director of the Company for more than ten years, during which he served as the non-executive Chairman of the Board for twenty-three months. This experience gives him unique knowledge of the Company's history and the opportunities and challenges associated with the Company's businesses and operations. In addition, Mr. Fleming's experience as managing director and Chief Executive Officer of a complex, international joint venture in the gas industry, as well as his experience in various senior management positions in the natural gas industry before that, give him a unique and important understanding of, and insight into, an industry that supplies the Company with one of its most critical energy requirements, including an understanding of the factors impacting the pricing, availability, distribution and logistics related thereto.

        Robert M. Gervis spent twelve years managing businesses and senior executives, including investment professionals charged with evaluating a wide range of investment opportunities, and operating and managing those investments once they were acquired or made. Mr. Gervis' management experience during his tenure with Fidelity Investments included serving as (i) Chief Executive Officer of an oil and natural gas exploration and production company; (ii) Chief Operating Officer of a full-service real estate development and investment company that specialized in the acquisition, design, development and management of high-profile projects in both the United States and foreign markets; and (iii) Managing Director of a private equity division that invested in a broad range of industries, including technology, biotechnology, real estate, oil and gas exploration and production and telecommunications. These positions, combined with the sophisticated transactional work Mr. Gervis managed while he was a partner at the international law firm of Weil, Gotshal & Manges, gives Mr. Gervis significant insight into, and understanding of, the methods and processes used to assess and evaluate potential investment opportunities and other complex transactions that may be presented to the Company. In addition, because Mr. Gervis has served on many boards and investment committees and currently serves on three for-profit boards of directors, he has substantial experience regarding how boards can and should effectively oversee and manage companies, and a significant understanding of governance issues.

        Stephen E. Macadam has over ten years of experience serving in the position of Chief Executive Officer for large, publicly-traded companies with complex manufacturing and/or distribution, logistics, sales and marketing functions and operations. Importantly, Mr. Macadam has served as the Chief Executive Officer of a leading North American building products distribution company. In addition, he has served in senior management roles within the packaging industry, an important industry into which the Company's products are sold. Mr. Macadam's senior management experience in industries that are highly relevant to the Company's businesses makes him an important asset to the Board. In addition, as a result of having been the Chief Executive Officer of three separate publicly-traded companies, Mr. Macadam has a significant understanding of governance issues and trends that currently impact the Company, or may impact it in the future.

        Mark L. Noetzel has nearly two decades of experience serving in senior executive management roles with large, international businesses within the energy and fuel industries, including managing distribution, logistics, operations and retailing functions covering twenty different countries for a business with $65 billion of annual sales. Mr. Noetzel also has served as a senior manager with a large international chemical company. This broad and significant business experience makes Mr. Noetzel qualified to serve not only as a director, but also as the Chairman of the Board.

        Wayne C. Sales served in senior management positions for the largest hard-goods retailer in Canada (Canadian Tire Corporation, Limited) for more than 16 years, including serving as Chief Executive Officer from 2000 to 2006, a period during which that company's sales increased from $7 billion to more than $9 billion. Mr. Sales was responsible for managing the supply chain functions of this large, complex Canadian company, including distribution, logistics and transportation, and also managed the functions of procurement, merchandising, market research and advertising. Given his experience, Mr. Sales' advice and guidance regarding the Company's significant assets, operations and sales in Canada is especially valuable. In addition, Mr. Sales has served, and continues to serve, on the board of three other publicly-traded companies, serving as Non-Executive Chair for one of those companies and, thus, brings to the Board valued experience addressing many public-company board issues.

        David N. Weinstein has nearly two decades of experience in the area of capital markets and other finance-related fields, where he has served, among others, in the positions of managing director and head of high yield capital markets for several large, global investment banking firms. Mr. Weinstein's background providing long-term financial solutions to the issues faced by non-investment grade or highly leveraged issuers, or corporate entities in or following reorganization offers an understanding of capital-related matters and financial acumen that are important attributes to the Company's success, and to Mr. Weinstein's leadership of the finance committee. Additionally, having served on many boards of directors, Mr. Weinstein also brings substantial experience addressing public-company board issues. Mr. Weinstein has experience and insight into chemical industry operations, management, and capital structure having served as chairman of a publicly-traded chemical company that was one of the largest chlor-alkali producers in the United States. This background in transactional finance and governance makes Mr. Weinstein qualified to serve as a director and as chairman of the finance committee.

Independence of Directors; Corporate Governance Guidelines; Code of Business Ethics

        The Company's Corporate Governance Guidelines require that a majority of our directors meet the independence standards of applicable law and the New York Stock Exchange listing requirements. The Board of Directors has determined that each of Messrs. Noetzel, DeNicola, Fleming, Gervis, Macadam, Sales and Weinstein meet these standards for independence and are independent of management. In making this determination, the Board considered Mr. Gervis' ongoing service as a director of Tronox Incorporated, one of the Company's titanium dioxide vendors. The Board reviewed and considered, among other things, the possible application of the Company's Code of Business Ethics, including the provision thereof relating to restrictions on service to another company which might tend to affect independence of judgment with respect to transactions between the Company and such other business enterprise. The Board concluded that Mr. Gervis' service as a director of Tronox does not impair his independence of judgment.

        Our Corporate Governance Guidelines, as well as our Code of Business Ethics, are publicly available on our website at www.ggc.com under "Investors—Governance" or available in print to any stockholder by contacting Investor Relations, Georgia Gulf Corporation by mail at 115 Perimeter Center Place, Atlanta, Georgia 30346 or by phone at (770) 395-4500.

Executive Sessions

        The Company's governance guidelines require that non-employee directors meet at regularly scheduled executive sessions without management. Mr. Noetzel, the non-executive Chairman of the Board, presides at those sessions. Stockholders may communicate with these directors in the manner described under "Communications with Directors" below.

Compensation of Directors

        In 2010 and currently, each non-employee director is paid an annual fee of $70,000. In addition, the Board's non-executive Chairman is paid an additional annual fee of $80,000, the chairman of the audit committee is paid an additional annual fee of $20,000, and the chairman of each other committee of the Board is paid an additional annual fee of $10,000. No meeting fees are paid. Non-employee directors are also eligible to participate in our 2009 equity and performance incentive plan. In January 2010, each non-employee director received a grant of restricted stock units ("RSUs") valued at approximately $70,000, in recognition of the fact that no equity awards were made to any of the incumbent non-employee directors in 2009 (other than an award of 9,000 stock options to each of Messrs. Fleming and Sales in February 2009), even though those individuals were serving as directors in 2009. An additional similarly-valued grant of RSUs was made in May 2010. These RSU awards vest in three equal annual amounts beginning one year from the date of grant. Compensation of directors is determined by the Board of Directors following a recommendation by the nominating and corporate governance committee, which reviews such compensation on a periodic basis.

        The table below details compensation provided to each non-employee director who served as a member of our Board of Directors in 2010. For information on the compensation paid to Mr. Carrico, see the Summary Compensation Table elsewhere in this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Mark L. Noetzel	150,000	140,058	290,058
T. Kevin DeNicola	90,000	140,058	230,058
Patrick J. Fleming	70,000	140,058	210,058
Robert M. Gervis	80,000	140,058	220,058
Stephen E. Macadam	70,000	140,058	210,058
Wayne C. Sales	80,000	140,058	220,058
David N. Weinstein	80,000	140,058	220,058
Robert A. Schriesheim(1)	—	—	—

(1)
Resigned from the Board effective January 14, 2010.

(2)
Reflects the aggregate grant date fair value of two RSU grants made in 2010, calculated in accordance with the provisions of FASB ASC Topic 718. See note 14 of the consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2010 for certain assumptions underlying the value of awards. The following directors held outstanding stock option awards set forth opposite their names at December 31, 2010: Mr. Fleming (882 shares) and Mr. Sales (360 shares).

The Audit Committee

        The audit committee of the Board of Directors consists of T. Kevin DeNicola (Chairman), Patrick J. Fleming and Stephen E. Macadam. The Board has determined that T. Kevin DeNicola is an "audit committee financial expert" as that term is defined by Securities and Exchange Commission ("SEC") regulations. In making such determination, the Board took into consideration, among other things, the express provision in Item 407(d) of SEC Regulation S-K that the determination that a person has the attributes of an audit committee financial expert shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee and the Board of Directors, nor shall it affect the duties and obligations of other Audit Committee members or the Board. The primary functions of the audit committee are to review the adequacy of the system of internal controls and management information systems, to review the results of our independent registered public accounting firm's quarterly reviews of our interim financial statements, and to review the planning and results of the annual audit with our independent registered public accounting firm. This committee held 18 meetings in 2010.

The Finance Committee

        The finance committee of the Board of Directors consists of David N. Weinstein (Chairman), Robert M. Gervis and Mark L. Noetzel. This committee's primary functions include overseeing the financial plan, policies and practices of the Company. More specifically, the duties of the committee include: (i) evaluating and monitoring the Company's capital structure and any proposed adjustments to that structure, including working capital and cash-flow management and short-term investment policies; (ii) reviewing any proposed capital or debt issuances or repurchases; (iii) reviewing commercial and investment banking relationships and activities; (iv) reviewing potential acquisitions, divestitures or investments in new businesses or joint ventures; (v) reviewing the funding for, and reports regarding the asset investment strategy of, the Company's employee benefit plans; and (vi) reviewing the Company's investor profiles and related investor relations programs. This committee held ten meetings in 2010.

The Leadership Development and Compensation Committee

        The leadership development and compensation committee of the Board of Directors consists of Wayne C. Sales (Chairman), T. Kevin DeNicola and David N. Weinstein. This committee's primary functions include overseeing our executive compensation and equity and performance incentive compensation plans and policies. The committee has the authority to retain, compensate and oversee compensation consultants. For additional information regarding the processes and procedures for consideration and determination of executive compensation, see "Executive Compensation—Compensation Discussion and Analysis." This committee held 15 meetings in 2010.

The Nominating and Governance Committee

        The nominating and governance committee is currently comprised of Robert M. Gervis (Chairman), Patrick J. Fleming, Stephen E. Macadam and Wayne C. Sales. This committee's primary functions are: (i) identifying individuals qualified to become members of the Board; (ii) recommending director nominees for each annual meeting of stockholders, and nominees to fill any Board vacancies; (iii) evaluating and making recommendations to the Board regarding director compensation and continuing education; (iv) monitoring and evaluating legal and regulatory trends and other developments relating to corporate governance matters, including trends in stockholder activities; and (v) making recommendations to the Board regarding corporate governance policies and practices. This committee held 6 meetings in 2010.

        The committee may select candidates based on their character, judgment, business experience and specific areas of expertise, among other then-relevant considerations, such as the requirements of applicable law and listing standards. Given the evolving needs and challenges of the Company's business, the selection process at any time may emphasize different qualities based on, among other things, the Board's diversity and composition at the relevant time, giving due consideration to a number of factors which may include differences with respect to personal, professional or educational experience, the nature and geographic scope of business experience and its relevance to the Company's strategy, and the ability to commit the time required to understand the Company's business. The committee recommends new Board members in consultation with the other independent Board members, executive management and external consultants. The committee has the authority to retain, and from time to time in the past, including in 2010, has retained, an executive search firm to assist in the identification of potential director candidates.

        The committee will consider nominees recommended by stockholders on the same terms as those recommended by any search firm or selected by the committee. Any recommendation should be addressed in writing to the Nominating and Governance Committee, c/o the Corporate Secretary, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346. Stockholders may recommend candidates at any time, but to be considered by the committee for inclusion in the Company's proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing at least 60 days but no more than 90 days in advance of the first anniversary of the date the Company's proxy statement was mailed to stockholders for the preceding year's annual meeting of stockholders. A stockholder's notice must contain the following:

  •
  the name and address of the stockholder recommending the director candidate for consideration and the beneficial owners, if any, on whose behalf the proposal is made;

  •
  a representation that the stockholder is a holder of record of Company stock and intends to appear in person or by proxy at the annual meeting;

  •
  the class, series and number of securities of the Company owned by the stockholder recommending the director candidate for consideration and the beneficial owners, if any, on whose behalf the proposal is made;

  •
  a description of all agreements or understandings that the stockholder, beneficial owner, nominee or any other person has in connection with the nomination;

  •
  such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

  •
  the signed consent of the nominee to serve as a director of the Company if elected; and

  •
  whether the stockholder or beneficial owners intends to deliver a proxy statement and proxy card to holders of the requisite number of the Company's shares to approve the nomination.

Committee Charters

        Each of the foregoing committees has a written charter, which is publicly available on our website at www.ggc.com under "Investors—Governance" and available in print to any stockholder by contacting Investor Relations, Georgia Gulf Corporation by mail at 115 Perimeter Center Place, Atlanta, Georgia 30346 or by phone at (770) 395-4500.

Board Leadership Structure

        The Board believes that its leadership structure, including any potential combination or separation of the Chief Executive Officer ("CEO") and Chairman roles, should be determined based upon the specific needs of the Company, and what is determined to be in the best interests of the Company's stockholders from time to time. As a result, no policy exists requiring either the combination or separation of the Chairman and CEO leadership roles, and the Company's governing documents do not mandate a particular structure. This provides the Board with the flexibility to establish what it believes, in the exercise of its judgment, is the most appropriate leadership structure for the Company at any given time.

        The Chairman of the Board provides leadership to the Board and works with the Board to provide guidance with respect to how the Board defines its structure and prioritizes and carries out its duties and responsibilities. In addition to presiding at Board meetings and executive sessions of the Board, the Chairman's duties include working with management and the chairmen of the Board's various committees to: (i) schedule and call Board meetings; (ii) establish the agenda for each Board meeting; (iii) review and determine the appropriate materials to be provided to directors; (iv) monitor and address recent developments in corporate governance and the Company's assessment of, and responses to, corporate governance issues; (v) encourage and facilitate active and constructive participation from all directors; and (vi) facilitate communications between the Board and management. In addition, the Chairman serves as a conduit for communications from the Board to the Company's management team, and plays a significant role in overseeing the effectiveness of the Company's approach to risk management.

        The Company's Chairman and CEO offices were combined for a number of years prior to February 2008. In connection with the appointment of Mr. Carrico as the Company's CEO in February 2008, the Board determined that, due to, among other things, the unprecedented economic and financial challenges facing the Company and the industries in which the Company operates, it was in the Company's best interests to have the CEO maintain his focus on improving the Company's business operations and financial performance, without having to also oversee the management of the Board and its activities. At that time, the Board elected to separate the CEO and Chairman positions, and appointed a non-executive Chairman of the Board. Mr. Fleming served as Chairman from February 2008 through December 2009. Mr. Noetzel has served as the Chairman since January 2010.

        The Board believes that a leadership structure that separates the CEO and Chairman positions continues to be appropriate and in the best interest of stockholders at this time because it allows the CEO to maintain his focus on managing the Company's operations, improving the Company's financial performance and executing on the Company's long-term strategic plan, while the non-executive Chairman gives attention to the numerous demands and tasks associated with directly managing the Board's agendas, activities, committees and meetings. In addition, the Board believes this structure strengthens the Board's independence.

        All of the Company's directors play an active role in overseeing the Company, both at the Board and Board-committee levels. As set out in the Company's Corporate Governance Guidelines, our directors' core responsibility is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. Our Board includes one director who serves as a member of the Company's executive management team (Mr. Carrico, our CEO) and seven non-employee directors. Our non-employee directors are skilled and experienced leaders in business, each bringing decades of valuable experience to the Board in subject areas that include accounting and finance, legal, capital markets, operations and logistics, and retail sales and marketing. In these roles, our directors have been called upon to review, evaluate and solve a wide range of complex issues, and to develop and implement many challenging and important business initiatives, plans, policies and strategies, which makes them well-qualified to oversee our Company, and to provide advice and counsel to our CEO and other senior officers of the Company.

Risk Oversight

        The Board's responsibilities include overseeing the management of the Company's risks and approach to risk management. The Board evaluates and considers risks within the context of the business and other operational decisions that the Company's Board and management team face, and as part of the Company's business plans and strategies. The Board understands that it is neither realistic nor prudent to eliminate all risk. In fact, the Board believes purposeful and appropriate risk-taking is necessary for the Company to be competitive and to achieve its business objectives. As such, part of the Board's risk-related duties include consideration, understanding and overseeing what level of risk is appropriate for the Company, given the nature of the particular risk being considered.

        While the Board maintains ultimate responsibility for oversight of the Company's risk management, the Board implements its risk oversight function both as a whole and through its various committees, which meet regularly with, and report to, the full Board. The audit committee has been assigned responsibility for oversight of the overall risk management process. In addition, each of the Board's committees has been assigned responsibility for risk management oversight of specific areas. More specifically:

  •
  The audit committee oversees risks related to the Company's audit process, financial statements, the financial reporting process (including internal controls over financial reporting), disclosure controls and procedures, accounting matters and various ethical and legal matters. The audit committee oversees the Company's internal audit function and ethics program;

  •
  The leadership development and compensation committee evaluates and oversees the risks and rewards associated with the Company's compensation philosophies, plans and policies. This committee reviews and approves compensation plans and policies with the objective of mitigating compensation-related risk, without unduly diminishing the incentive-based nature of the compensation;

  •
  The finance committee oversees risks related to the Company's financial position and financing activities, including as they relate to the Company's capital structure and any proposed adjustments to that capital structure, capital and debt issuance and related credit or debt agreements, commercial and investment banking relationships, acquisitions, divestitures and investments in new businesses or joint ventures, the issuance or repurchase of equity or long-term debt, as well as the funding for and asset investment strategy of the Company's employee benefits plans; and

  •
  The nominating and corporate governance committee oversees risks related to the Board member nomination process, and risks related to the proposed adoption of various corporate governance policies and principles. In addition, this committee is charged with developing and recommending to the Board changes in corporate governance policies and principles, Board committee structures, as well as leadership and membership to enable the Board and its committees to effectively carry out their respective risk oversight responsibilities.

        As a part of the risk oversight process, each committee meets privately in separate sessions with appropriate members of management, and its advisors, as it deems appropriate.

        As part of its risk management process, the Company maintains a toll-free hotline that employees and other stakeholders may use to anonymously report alleged violations of the Company's Code of Business Ethics, health and safety-related policies and rules, employment laws and regulations, and any alleged violations of other laws, regulations, rules or policies. In addition, employees may use the toll-free hotline to anonymously report allegations of questionable activities relating to accounting, internal controls or audit matters. The third-party service provider that maintains the hotline notifies the Company of any calls received. All such calls are addressed promptly by the Company's Corporate Compliance Officer, who is an employee in the Company's human resources department.

        If any calls to the hotline allege questionable activities or violations that are not related to accounting, internal control or audit matters, the Corporate Compliance Officer and/or a Compliance Committee will respond to the allegations in an appropriate manner. If any call to the hotline alleges questionable activities related to accounting, internal controls or an audit matter, the Corporate Compliance Officer will notify the Company's Director of Internal Audit, who in turn will notify the Chairman of the audit committee. Thereafter, the matter will be brought to the attention of the other members of the audit committee and, depending on the nature of the allegations, to the Chairman of the Board. The audit committee has the power to authorize internal and external investigations of such allegations, and to ensure that appropriate resources are provided for conducting any such investigation. The Company believes its toll-free hotline, and the processes activated by calls to the hotline are important in helping the Company mitigate its exposure to harmful risks.

        Because overseeing risk is an ongoing process and inherent in the Board's and Company management's decision-making processes, the Board discusses the Company's various risks throughout the year at its regularly scheduled or, if deemed appropriate, special meetings, in relation to specific proposed actions and/or newly obtained information about previously discussed risks. Additionally, at one meeting of the full Board each year, the Board devotes a significant portion of its meeting time to evaluating and discussing risks, the steps Company management is taking to mitigate such risks, and other potential risk mitigation strategies or programs that may be considered appropriate or desirable. At any such meetings, or at other times as determined appropriate, the Board has access to management personnel with knowledge and insight into specific issues for consideration.

Communications with Directors

        Any stockholder or interested party is welcome to communicate with the Chairman of the Board, any other director, the non-employee directors as a group or the Board of Directors by writing to the directors or the Board, c/o the Corporate Secretary, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346. The Corporate Secretary will review the communications and will, within a reasonable period of time after receiving the communications, forward all communications to the appropriate director or directors, other than those communications that are merely solicitations for products or services or relate to matters that are of a type that are clearly improper or irrelevant to the functioning of the Board or the business and affairs of the Company.

Board Meetings, Attendance and Relationships

        The Board of Directors held 16 meetings in 2010. All incumbent directors attended no fewer than 75% of the aggregate number of meetings of the Board and the committees on which they served during 2010, with six of the eight incumbent directors attending no fewer than 95% of the aggregate number of meetings of the Board and the committees on which they served in 2010. The Company encourages its directors to attend its annual stockholders' meeting. In 2010, all of our directors attended the annual meeting. None of our directors or executive officers is related to any of our other directors or executive officers.

Review of Related Party Transactions

        While we did not have any related party transactions with our executive officers, directors, 5% or greater stockholders or their immediate family members in 2010, and we do not have a written policy regarding such matters, in the event such a transaction is proposed in the future, we would refer the matter to our audit committee for approval or disapproval.

 SECURITY OWNERSHIP OF
PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table lists information as of March 25, 2011 about the number of shares of the Company's common stock beneficially owned by each incumbent director, each executive officer listed on the summary compensation table included in this proxy statement, all of our directors and current executive officers as a group, and each person or group known by us to own more than 5% of our stock.

        For additional information on the equity ownership of the Company's directors and executive officers, see "PROPOSAL I—Election of Directors—Director Compensation" and "Executive Compensation—Outstanding Equity Awards at 2010 Fiscal Year-End," respectively.

Name and Address of Beneficial Owner(1)	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(2)		Percent of Class(3)
Paul D. Carrico	261,133	(4)	*
Gregory C. Thompson	110,123	(5)	*
Mark J. Orcutt	64,651	(6)	*
Joel I. Beerman	55,643	(7)	*
Patrick J. Fleming	3,816	(8)	*
Wayne C. Sales	2,911	(9)	*
T. Kevin DeNicola	2,671		*
Robert M. Gervis	2,671		*
Stephen E. Macadam	2,671		*
Mark L. Noetzel	2,671		*
David N. Weinstein	2,671		*
Joseph C. Breunig	—		—
All directors and executive officers as group (14 persons)	511,632	(10)	1.51%
Capital World Investors; The Income Fund of America, Inc. 333 South Hope Street Los Angeles, CA 90071	4,064,007	(11)	12.0%
FMR LLC 82 Devonshire Street Boston, MA 02109	7,343,399	(12)	21.6%
Pioneer Global Asset Management S.p.A. Galleria San Carlo 6 Milan, Italy	1,808,978	(13)	5.3%
Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109

Name and Address of Beneficial Owner(1)	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(2)		Percent of Class(3)
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	2,548,502	(14)	7.5%
JP Morgan Chase & Co. 270 Park Avenue New York, New York 10017	1,922,569	(15)	5.7%

*
Represents less than 1%.

(1)
The address of each of our directors and executive officers is c/o Corporate Secretary, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346.

(2)
Beneficial ownership as reported in the table has been determined in accordance with the rules of the SEC. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as indicated in other notes to this table, directors and executive officers possessed sole voting and investment power with respect to all shares of common stock referred to in the table.

(3)
Based on 33,968,489 shares of the Company's common stock outstanding as of March 25, 2011.

(4)
Includes 19,355 shares that may be acquired upon exercise of vested options by Mr. Carrico, and 45 shares held in his 401(k) account.

(5)
Includes 7,439 shares that may be acquired upon exercise of vested options by Mr. Thompson, 79,123 shares held in trust for the benefit of his spouse, and of which she is the trustee, and 306 shares in his 401(k) account.

(6)
Includes 5,703 shares that may be acquired upon exercise of vested options by Mr. Orcutt.

(7)
Includes 7,311 shares that may be acquired upon exercise of vested options by Mr. Beerman and 800 shares held by his spouse.

(8)
Includes 762 shares that may be acquired upon exercise of vested options by Mr. Fleming.

(9)
Includes 240 shares that may be acquired upon exercise of vested options by Mr. Sales.

(10)
See notes (4)–(9).

(11)
As reported on Amendment No. 7 to Schedule 13G filed with the SEC on March 10, 2011, Capital World Investors, a division of Capital Research and Management Company ("CRMC"), has sole voting power with respect to 4,064,007 shares. Capital World Investors is deemed to be the beneficial owner of such shares as a result of CRMC acting as investment advisor to various investment companies.

(12)
As reported on Amendment No. 3 to Schedule 13G (the "FMR Schedule 13G") filed with the SEC on February 14, 2011 by FMR LLC ("FMR"), FMR has sole dispositive power with respect to all such shares, and sole voting power with respect to 1,208,090 of such shares. Fidelity

  Management & Research Company ("Fidelity") is a wholly-owned subsidiary of FMR and the investment advisor to various investment companies (collectively, the "Fidelity Funds"). Edward C. Johnson 3d and FMR, through their control of Fidelity and the Fidelity Funds, each has sole dispositive power of 6,027,108 shares. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds.

(13)
As reported on Amendment No. 3 to Schedule 13G filed with the SEC on February 11, 2011, Pioneer Global Asset Management S.p.A. reported shared voting and dispositive power with respect to 1,808,978 shares, which includes 1,807,978 shares beneficially owned by its subsidiary, Pioneer Investment Management, Inc.

(14)
As reported on Schedule 13G filed with the SEC on February 4, 2011, BlackRock, Inc. has sole voting and dispositive power with respect to 2,548,502 shares.

(15)
As reported on Schedule 13G filed with the SEC on January 31, 2011, JPMorgan Chase & Co. has sole voting power with respect to 1,673,439 shares, shared voting power with respect to 32 shares and sole dispositive power with respect to 1,911,569 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our common stock to file reports regarding their beneficial ownership of our common stock. Based solely upon a review of those filings furnished to us and, written representations in the case of our directors and executive officers, we believe all reports required to be filed by Section 16(a) with the SEC were timely filed in 2010, except for one filing on behalf of our principal financial officer relating to a single reportable transaction arising from his forfeiture of shares to satisfy the payment of a tax obligation in connection with the vesting of certain restricted stock units in February 2010, which was filed on the third business day after the transaction due to a clerical error.

 EXECUTIVE COMPENSATION

Leadership Development and Compensation Committee Report

        The leadership development and compensation committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on that review and discussions, the leadership development and compensation committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2010 and the Company's proxy statement for the 2011 annual meeting of stockholders.

                      Wayne C. Sales, Chairman
                      David N. Weinstein
                      T. Kevin DeNicola

Compensation Discussion and Analysis

        Overview.    The leadership development and compensation committee of the Board of Directors (referred to in this Compensation Discussion and Analysis as the "Committee"): (a) analyzes and recommends to the independent directors of the Board for approval the types and amounts of compensation for the chief executive officer (the "CEO"); (b) determines the compensation for our other elected officers (the "executive officers"); and (c) oversees the administration of the Company's executive compensation programs. The Committee is comprised entirely of independent directors and, during 2010, was advised by independent consultants retained by the Committee.

        Executive Summary.    The Committee believes that executive compensation design and administration for 2010 aligned well with our compensation philosophy, which is to reward improvement in operating profits and individual performance, and to deliver total compensation and benefits at target performance levels approximating the median compensation and benefits paid by competing companies in the chemicals and building products sectors, with the ability to pay above or below that median as the Company's and/or individual executive officer's performance varies. Pursuant to this philosophy, the Committee believes compensation should be:

  •
  performance based;

  •
  aligned with stockholder interests; and

  •
  market competitive.

        An overview of each element of our compensation program is provided in the table below:

Element	Purpose	Nature of Element	Fixed/Variable
Base salary	Provide a market-based level of compensation that is consistent with each executive officer's position and sustained contribution and performance	Short-term	Fixed
Annual incentive awards	Align each executive officer's financial interests with the achievement of the Company's annual business objectives as well as the individual officer's contribution to those objectives	Short-term	Variable

Element	Purpose	Nature of Element	Fixed/Variable
Equity based awards	Align executive officers' longer-term interests with those of other stockholders and encourage them to have an "ownership" mentality	Long-term	Variable
Benefits	Provide benefits equivalent to those generally available to employees or to similarly situated executives at "market reference" companies	Both	Fixed

        A summary of principal 2010 compensation actions is set out below.

Element	Action
Base salary	Increased NEO (defined below) salaries based on:
• individual performance and contributions during 2009;
• consideration of the elimination of the annual perquisite allowance;
• planned salary increases for the broader employee population; and
• a review of competitive market data.
Annual incentive awards	Funded the maximum payout at 200% of target based upon adjusted EBITDA performance.
Made 25% of each NEO's possible annual incentive award contingent upon the NEO's individual performance, based upon performance objectives set by the CEO for each NEO.
Equity-based awards	No annual equity-based awards were granted in 2010.
Benefits	Replaced our Supplemental Executive Retirement Insurance Plan ("SERP") with a new non-qualified, defined contribution deferred compensation plan.
Eliminated the perquisite allowance.

        Executive Compensation Administration.    The Committee continually reviews the design and administration of our executive compensation policies and programs to ensure they appropriately reflect our compensation philosophy. Any program changes that are made are driven by the Committee's desire to maintain alignment with stockholder interests and to be consistent with the guiding principles referenced above.

        The Committee evaluates and administers the compensation of our executive officers in a holistic manner, making compensation decisions around program design, and adjusts pay in light of our compensation philosophy, market practices and total compensation objectives. The Committee ordinarily positions the various compensation elements at levels it believes are appropriately designed to attract and retain the executive talent necessary to deliver sustained performance in a complex, North American manufacturing organization. Market positioning of the individual elements of compensation and benefits, as well as the relationships among these elements, are described in the sections that follow.

        With respect to the proposed compensation for the CEO, the Committee determines what it considers appropriate types and amounts of compensation after consideration of all appropriate factors. The Committee then makes a recommendation on CEO pay to the independent members of the Board for approval. The Committee's recommendations are then considered for approval by the independent Board members, and may be modified during the course of their deliberations. For the other executive officers, and within the constructs of any applicable employment agreement that may have been negotiated and entered into by the Company, the Committee considers all appropriate factors including the recommendations of the CEO in reaching its decisions. The CEO's recommendations are considered for approval by the Committee, and in some cases are modified by the Committee during the course of its deliberations.

        In setting and evaluating annual compensation of the Company's executive officers, the Committee reviews and considers, among other factors, the pay mix of each of the Company's executive officers, as compared to the Company's "market references" described below. For 2010, the actual pay mix for each of the Company's NEOs was as follows:

Executive Officer	Base Salary as % of Total Compensation	Annual Cash Incentive as % of Total Compensation	Long-Term Equity Grants as % of Total Compensation	Other Compensation as % of Total Compensation
Paul D. Carrico(1)	28	56	—	14
Gregory C. Thompson	35	46	—	19
Mark J. Orcutt	38	46	—	16
Joseph C. Breunig(1)	13	18	65	3
Joel I. Beerman(1)	40	48	—	—

(1)
Amounts do not total to 100% due to the exclusion of changes in pension value, which is an actuarial value, and non-qualified deferred compensation earnings, as well as rounding of percentages.

        As a part of its administrative responsibilities, the Committee has been granted the authority for the appointment, compensation and oversight of the Company's outside compensation consultant. During the first seven months of 2010, the Committee retained Towers Watson as its consultant to assist the Committee with its responsibilities related to the Company's compensation policies and programs for its executive officers and directors. Towers Watson is the company arising from the merger of Towers Perrin and Watson Wyatt on January 1, 2010. Consultants from Watson Wyatt acted as the Committee's compensation consultant in 2009, and continued to do so following the merger. The Company paid Towers Watson a total of $152,289 in fees for executive and director compensation consulting during 2010.

        During 2010, Towers Watson was also retained by the Company's management to provide services unrelated to executive compensation, including actuarial services relating to the Company's pension and other benefit plans, and consulting relating to the Company's health and welfare benefits. Consultants from Towers Perrin acted as management's consultant on such actuarial and health and welfare benefits matters in 2009, and continued to do so following the merger of Towers Perrin and Watson Wyatt in January 2010. The aggregate fees paid for these other services in 2010 were $1.2 million. The Committee did not review or approve the other services provided by Towers Watson to the Company, because those services were approved by management in the normal course of business. Based on policies and procedures implemented by the Committee and by Towers Watson to ensure the objectivity of Towers Watson's executive compensation consultant, the Committee believes that the consulting advice it received during the fiscal year from Towers Watson was objective and not influenced by any other relationships Towers Watson had with the Company.

        Notwithstanding the above, during 2010, the Committee retained an independent search firm to assist the Company in requesting proposals from several potential compensation consulting firms, and after a thorough review of those proposals and the qualifications of the firms that submitted them, the Committee selected Semler Brossy Consulting Group LLC to provide services as its independent compensation consultant, effective August 2010.

        The Committee's consultant supports the Committee by, at least annually, conducting an independent and comprehensive review of our executive compensation philosophy and programs, including providing periodic reports showing total remuneration for each executive officer, and an evaluation of total compensation and individual pay elements based upon our market references. Specifically, the 2010 evaluations included the following broad compensation and benefits areas:

  •
  direct compensation: base salary, annual cash incentive and long-term equity-based incentive awards; and

  •
  benefits: qualified and nonqualified retirement programs, including retirement benefits for executive officers, health and life insurance benefits, and perquisites.

        In conducting the evaluations that the Committee used in its executive compensation decision making for 2010, the consultant used "market references," which consisted of a peer group of chemicals and building products companies with characteristics similar to the Company (based on revenue, market capitalization, assets and/or number of employees), and additional market data from various compensation surveys recommended by the consultant and approved by the Committee. The market reference peer group included the following companies at December 31, 2010:

• Acuity Brands	• Olin Corporation
• Albemarle Corporation	• Owens Corporation
• Armstrong World Industries	• Polyone Corporation
• Cytec Industries	• Rockwood Holdings, Inc.
• Ferro Corporation	• RPM International Incorporated
• FMC Corporation	• Universal Forest Products Incorporated
• Louisiana-Pacific Corporation	• USG Corp.
• Lubrizol Corporation	• Valspar Corporation
• Martin Marietta Materials Incorporated	• Vulcan Materials Company
• Westlake Chemical Corporation

        Certain companies were removed from the market reference peer group in each of May and September 2010, and other companies were added to the peer group in September 2010, based upon the recommendation of the Committee's compensation consultant at the relevant time. The Committee implemented these changes upon the advice of its consultant, in order to have the peer group be comprised of companies whose size and business models are more comparable to those of the Company, and who are more likely to compete with the Company for executive talent. Although none of the companies added to the peer group in September 2010 were included in the peer group at the time the Committee made decisions regarding the 2010 base salaries, non-equity incentive compensation and equity compensation for executive officers, those companies were included in the peer group that was referenced by the Committee and its consultant with respect to changes made to the manner that the Company funds retirement benefits for its executive officers. The following table shows the changes to the composition of the market reference peer group made during 2010.

Peer Group Member	Nature and Date of Change
Graphic Packaging Corp.	Removed from Peer Group in May 2010
Quanex Building Products	Removed from Peer Group in May 2010
Cabot Corporation	Removed from Peer Group in September 2010
Chemtura Corporation	Removed from Peer Group in September 2010
Worthington Industries	Removed from Peer Group in September 2010
Armstrong World Industries	Added to Peer Group in September 2010
Ferro Corporation	Added to Peer Group in September 2010
Owens Corning	Added to Peer Group in September 2010
Rockwood Holdings, Inc.	Added to Peer Group in September 2010
Vulcan Materials Company	Added to Peer Group in September 2010

        Executive Compensation Implementation.    The Company's compensation philosophy, which was established by the Committee and approved by the Board, is designed to reward improvement in operating profit and individual performance. Consistent with this compensation philosophy, the Company's compensation and benefits programs for the CEO and other executive officers are designed to deliver total compensation at target performance levels approximating the median compensation and benefits paid by competing companies in the chemicals and building products sectors, with the ability to pay above or below that median as the Company's and/or individual executive officer's performance varies.

        The Committee designed the executive compensation programs in place during 2010 to be consistent with our overall compensation philosophy, and to accord with the following guiding principles:

  •
  performance-based: a substantial portion of the total compensation opportunity should reflect and reinforce a "pay for performance" culture, and should vary based upon our operating and financial performance against pre-established goals, and the value of Georgia Gulf stock;

  •
  stockholder aligned: our compensation programs should align the interests of executive officers with the long-term interests of our stockholders by providing strong incentives to maximize value for our stockholders, while balancing acceptable risks through the use of stock ownership guidelines and "clawback" policies applicable to executives; and

  •
  market competitive: our success is heavily dependent on our ability to attract and retain experienced executive officers who are proven leaders,and to motivate them to consistently deliver operational and financial results. As a result, overall compensation is structured to present an attractive package to existing and potential executive officers.

        While implementation of our compensation philosophy is designed to provide a level and amount of total compensation and benefits at or near the median of total compensation of our market references, as a result of the significant variable components of compensation, which are generally based principally on predetermined financial measures or the price of the Company's stock in any year, actual compensation realized by an executive can be significantly more or less than the targeted compensation opportunity.

        Base salary is intended to provide a market-based, non-risk based amount of annual compensation consistent with the individual's position and actual and expected contributions. Annual cash incentives are typically offered to align an executive officer's financial interests with the Company's shorter-term business objectives, making a portion of annual cash compensation dependent upon the attainment of predetermined annual goals. Annual long-term equity-based incentive awards are designed to further align the interests of executive officers with those of stockholders by incenting executives to act in a manner designed to improve the long-term performance of the Company. Benefits are designed to provide awards substantially equivalent to other employees, and appropriate, market-based annual and retirement based programs consistent with the executives' level of experience.

        The Committee believes that it is appropriate to favor cash and incentive compensation in lieu of supplemental benefits and executive perquisites.

        While a significant portion of potential annual compensation is risk-based, we have also instituted policies and programs designed to discourage unnecessary risk-taking which is not in the Company's long-term interests. For example, the Company has adopted stock ownership guidelines to emphasize the importance of substantive, long-term share ownership by executive officers to align their financial interests with those of stockholders. The guidelines are denominated as a dollar value expressed as a multiple of base salary:

CEO	5 times salary
Other Executive Officers	2 1/2 times salary

        An executive officer has five years as an officer to attain compliance with the guidelines. The Committee reviews stock ownership and compliance with the stock ownership requirements annually. All of the individuals named in the Summary Compensation Table below (the "named executive officers" or "NEOs") are currently in compliance with these minimum stock ownership requirements, except for Mr. Breunig who was hired in September 2010, and thus, is not yet required to comply with the guidelines.

        In addition, our Board has adopted a policy that provides, to the extent permitted by law, that if the Board, or any committee, determines that any bonus, incentive payment, equity award or other compensation has been awarded to or received by an executive officer and such compensation was based on any financial results or operating metrics that were subsequently the subject of a material restatement as a result of such officer's knowing or intentional fraudulent or illegal conduct and a lower payment would have been made to the officer based on the restated results, then the Board shall recover from the officer such compensation (in whole or in part) as it deems appropriate under the circumstances.

        Summary of 2010 Compensation.    For and in 2010, the Committee took into account a number of factors in determining the compensation of the NEOs. Included among these factors were, among other things, (i) the overall philosophy to maintain compensation at or near the median of the market references, (ii) the significant value of the RSU awards granted to executive officers in July 2009, and the vesting in December 2009 of one-half of those RSUs due to the Company achieving the performance-based condition required for that vesting to occur, (iii) actual Company performance in 2010, and (iv) actual individual executive officer performance in 2010.

        The total compensation of the NEOs was below the median of the market references for 2010, due in part to the Committee's decision to not grant equity incentive awards in 2010 (other than to Mr. Breunig in connection with the commencement of his employment with the Company).

        The following sections describe the various elements of our executive compensation program, including the objectives, market positioning, structure and operation, and other information specific to 2010 payments, awards, and pay actions.

        Base Salary.    Each executive officer is paid a base salary, which is reviewed annually by the Committee. Salaries for executive officers are generally targeted to be at or near the median of salaries paid by the market references, but are also dependent upon the officer's role and responsibilities, experience and tenure, prior performance and expectations, and internal pay equity considerations.

        Executive officer salaries were reviewed by the Committee, and for the CEO by the independent members of the Board, in March 2010, at which time it was decided that certain executive officers would receive an annual salary increase effective April 2010. The Committee and Board believed this decision was appropriate because (i) a market reference analysis indicated certain executive officer salaries were at or below the median, and salaries at peer companies were increasing; (ii) the Committee believed the Company had made significant progress in meeting the long-term tactical and strategic goals set out for the Company during 2009; (iii) the Committee eliminated the Company's perquisite allowance; and (iv) the Company planned salary and promotional increases for its other management and professional employees, which were expected to average 2.5% in 2010. The Committee performed an additional review of salaries in November 2010 within the context of an overall compensation market reference analysis performed by its compensation consultant. After giving effect to the April 2010 salary increases, 2010 base salaries for the NEOs and the median of base salaries for individuals holding comparable positions at the market references (based upon the compensation consultant's November 2010 analysis) were as follows:

NEO	2010 Base Salary	Market Reference Median
Carrico	$775,000	$940,000
Thompson	$466,000	$471,000
Orcutt	$511,000	$404,000
Breunig	$475,000	$457,000
Beerman	$384,000	$364,000

        Annual Cash Incentive Opportunity.    The Company's annual cash incentive program is designed so that a portion of the annual cash compensation of executive officers is linked to corporate performance and the attainment of certain individual objectives and goals. This program is intended to incent superior business and individual performance, and tie the interests of management to Company performance and thus the interests of our stockholders.

        The Committee administers the Company's annual cash incentive program for the CEO and other executive officers and, as part of that function, determined that 2010 incentive compensation goals and payouts were appropriately based on earnings before interest, taxes, depreciation and amortization, as adjusted ("Adjusted EBITDA"), and, separately, the attainment of certain individual objectives and goals. Adjusted EBITDA is used as the primary measure of performance within each of the Company's business units, and both the Committee and management believe it is commonly used by industry participants as a main component of valuation analysis of companies whose businesses may be cyclical, like the Company. The Adjusted EBITDA measure was also selected as the Company performance goal to encourage executive officers to focus on improving corporate performance by controlling corporate expenses, improving the quality and volume of earnings, and using capital efficiently, which aligned with the Company's overall business objectives for 2010.

        In determining various levels of Adjusted EBITDA, the plan provides for adjustments for certain cost, charge and income items typically the same as those excluded from EBITDA in the Company's public sales and earnings disclosures. The threshold, target and maximum levels of Adjusted EBITDA used for incentive plan payout purposes were determined after review and consideration of the Company's internally-developed, detailed budgets and forecasts.

        The Adjusted EBITDA targets under the annual cash incentive plan for 2010 were as follows:

	Threshold	Target	Maximum
Adjusted EBITDA	$135 million	$150 million	$200 million

        Under the annual cash incentive plan, no payouts would be earned if Adjusted EBITDA did not equal "Threshold." Payouts would be paid at 25% of target opportunity amounts if Adjusted EBITDA was at "Threshold," 100% of target opportunity amounts if Adjusted EBITDA equaled "Target," and 200% of target opportunity amounts if Adjusted EBITDA equaled or exceeded "Maximum." Payouts under the annual cash incentive program increase in a linear fashion as Adjusted EBITDA increases between "Threshold" and "Target," and "Target" and "Maximum." Each executive officer has a target opportunity amount expressed as a percentage of base salary. Individuals with greater overall responsibility for corporate performance typically have larger incentive opportunities when compared to base salaries in order to weight their overall pay mix more heavily toward performance-based compensation.

        For each of the NEOs, the target opportunity amounts were as follows:

NEO	Target Opportunity (as a % of base salary)
Carrico	100%
Thompson	65%
Orcutt	60%
Breunig	65%
Beerman	60%

        The Company reported Adjusted EBITDA for 2010 of $208.6 million, resulting in payout eligibility at the "Maximum" (or 200% of "Target") level.

        Additionally, each of the NEOs had individual objectives and goals set for him, targeted within each executive's area of responsibility, with no specific weighing among the objectives, and with actual performance as assessed by the CEO, with respect to the other NEOs (subject to the acceptance thereof by the Committee) and as assessed by the Committee and the Board with respect to the CEO. All of the NEOs, except for one, met or exceeded their goals and objectives for 2010, and thus, with one exception, received their respective maximum payout under the annual cash incentive program.

        The payments to each NEO under the annual cash incentive program are listed on the "Summary Compensation Table" at page 28.

        Equity-Based Awards.    Since 2005, the Committee has made annual grants of equity awards in the form of either restricted stock units (RSUs) or stock options, or a combination of both, to executive officers, generally with time-based vesting provisions. As previously disclosed, the Committee made RSU grants in July 2009 containing certain time and performance vesting contingencies, including provisions that could result in the vesting of one-half of those RSUs upon the achievement of a certain corporate performance goal.

        Also as previously disclosed, the Company achieved the corporate performance goal which resulted in the vesting in December 2009 of one-half of the RSUs granted in July 2009. After considering the value and vested status of the 2009 equity award and the number of units and timing of the vesting of the remaining units under such grant, the Committee, and for the CEO the independent members of the Board, determined it was appropriate to not make any annual grants to executive officers in 2010. Notwithstanding this, however, the Committee approved and made a grant of 53,080 RSUs to

Mr. Breunig, pursuant to the terms of his hiring agreement in August 2010. This grant to Mr. Breunig vests in equal annual installments on the grant date anniversaries in 2012, 2013, 2014 and 2015.

        In certain termination scenarios, described more fully under the heading "Compensation—Payments Upon Termination or Change in Control" beginning on page 32, unvested stock awards may be eligible for immediate or continued vesting after separation from the Company, depending on the reason for separation.

        Non-Qualified Deferred Compensation Plan.    The Company's Deferred Compensation Plan (the "DCP") allows eligible employees, including the NEOs, to elect to defer a portion of their otherwise taxable salary and/or bonus. And, in 2010, in order to reduce the overall cost to the Company resulting from the Company's historical practice of paying the premiums on insurance policies/products that served as a vehicle to supplement executive officers' retirement benefits, the Company eliminated that program and established a new defined contribution plan through which the Company began making defined contributions to non-qualified deferred compensation accounts for the executive officers. Amounts deferred by a NEO, and amounts contributed by the Company, are shown in the Summary Compensation Table in the year earned or contributed, as applicable.

        Under the DCP, participants can elect a date for the payout of amounts that they have voluntarily deferred and the 401(k) "restoration" benefit under the DCP, which can be during or after employment, subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), but not for the "Company Benefit," which will be distributed during the year of the participant's 65th birthday. If no payment date election is made, all amounts are distributed upon termination of service to the Company. Under the DCP, participants earn a deferred return based (in the case of amounts that they have voluntarily deferred) on deemed investments in mutual funds selected by the participant from a list provided by the Company or, in the case of Company contributions, based on the return of an interest bearing vehicle selected by the Company. In 2010, returns on those deemed investments ranged from about 3.4% to 26.6%. The investment list is similar to the investments available through the Company's 401(k) Plan. All investment risk is borne entirely by the participant. Gains and losses are credited based on actual market returns earned by the deemed investment and the value of a participant's account will increase or decrease accordingly.

        Amounts deferred by each of the NEOs in 2010, Company DCP contributions in 2010, earnings and account balances for the NEOs are reported under the heading "Compensation— Non-Qualified Deferred Compensation" beginning on page 31.

        Benefits.    Our executive officers are eligible to participate in the various benefit plans available to our employees, including those that provide life, health and disability insurance, and access to, and in some instances, Company contributions into, retirement plans. In addition, in connection with our philosophy to provide only limited perquisites, in 2010, we provided to our executive officers only a Company car or allowance.

        Employment Agreements and Potential Payments Upon Termination or Change in Control.    The Company entered into negotiated hiring agreements with Mr. Orcutt in November 2008 and Mr. Breunig in July 2010. Mr. Orcutt's agreement provides for annual base salary, short- and long-term incentive compensation opportunities, as well as a car allowance and other benefits. In addition, his agreement guarantees that he will be paid one half of his base salary during the third and fourth years after his date of hire if he is involuntarily terminated for any reason other than Cause during that period.

        Mr. Breunig's agreement provides for an annual base salary of $475,000 and an annual incentive bonus target of 65% of his base salary, with a minimum payout of 0% and a maximum payout of up to 200% of target. The agreement also provided for an award of RSUs with a target value of $750,000 on his start date. The RSUs vest in four equal, annual installments beginning on the second anniversary of his start date. Under the agreement, Mr. Breunig also receives a supplemental retirement benefit and reimbursement for relocation expenses and temporary housing expenses for up to twelve months and he participates in the Severance Plan.

        In addition, in May 2007, the Committee adopted the Executive and Key Employee Change of Control Severance Plan (the "Severance Plan"), the terms of which are further described under "Compensation—Payments on Termination or Change in Control." In addition to supporting key employee retention, the change in control benefits are intended to ensure that executives are able, as a practical matter, to evaluate any potential change in control transaction objectively and to encourage executives to remain employed by the Company in the event a change in control becomes a real possibility. The Severance Plan's benefits were based on typical market practices at what were believed to be no more than median compensation levels when compared to our market references. All of the NEOs participate in the Severance Plan.

        In addition, the Company's equity award agreements provide that unvested equity grants will vest upon a change in control without regard to termination of employment.

        For additional information on potential payments and vesting of equity awards upon termination or a change in control, see "Compensation—Payments on Termination or Change in Control" beginning on page 32.

        Pension Benefits.    All of our executive officers hired prior to January 1, 2009 are eligible to participate in the Georgia Gulf Corporation Retirement Plan (the "Retirement Plan").

        The Retirement Plan is a broadly based, qualified defined benefit pension plan, which provides a benefit upon retirement to eligible Company employees in the United States. In general, all Company employees in the United States who were hired prior to January 1, 2009 are eligible to participate in the Retirement Plan, although benefits may differ for employees covered by collectively bargained agreements or who are working in the operations of an acquired business or were employed prior to 1985 by the Company's predecessor, Georgia-Pacific Corporation.

        The pension benefit is the sum of up to four benefits:

  •
  benefit accruals earned with a predecessor employer (Georgia-Pacific or an acquired company) based on service with the predecessor employer and, in the case of Georgia-Pacific, final average compensation as of the earlier of: (i) the time of termination or retirement, if applicable, or (ii) December 31, 2007. Certain participants in the Retirement Plan who are also participants in the Georgia Gulf Corporation 401(k) Plan have sub-accounts, referred to as "Pension Rollover Accounts," that are part of their 401(k) Plan accounts and that are associated with pre-1985 participation in a Georgia-Pacific defined contribution (savings) plan. Such a participant has the option of receiving the Pension Rollover Account in a lump sum upon retirement. If he or she does so, then the pension benefit under the Retirement Plan is reduced, on an actuarially equivalent basis, to reflect the individual's receipt of this lump sum amount. Mr. Beerman has benefit accruals from Georgia-Pacific under the Retirement Plan, and has Pension Rollover Accounts under the 401(k) Plan. For the purpose of calculating the amounts presented, Mr. Beerman is assumed to take a lump sum distribution of his Pension Rollover Account upon retirement;

  •
  1% of aggregate pensionable compensation (career average salary) earned after 1984 and before 2008. Pensionable compensation does not include any incentive or deferred compensation;

  •
  for employees who actively participated in the Retirement Plan after December 1, 2007, the actuarial equivalent of a notional Cash Balance Account under the Retirement Plan to which are credited (i) specified percentages (ranging from 3.0% for a participant with fewer than 10 years of service and up to 6.0% for a participant with 20 or more years of service) of pensionable compensation, and (ii) interest credits based upon the "30-year Treasury interest rate" as of the last business day of October in the year prior to the year with respect to which the interest credit is made (but not less than 4% interest). As a result of a complete "freeze" on the accrual of additional benefits under the Retirement Plan approved by the Board of Directors in 2009, no additional pay credits are added to the Cash Balance Accounts with respect to compensation paid after March 31, 2009. However, the interest credits will continue; and

  •
  certain additional fixed benefit amounts are provided for a limited group of participants, including Messrs. Carrico and Beerman. These additional fixed benefit amounts are provided to achieve a benefit level more consistent with that of the broader participant group.

        As noted above, the Board of Directors approved an amendment to the Retirement Plan to provide for the cessation (or "freezing") of the accrual of additional benefits under the Retirement Plan, effective as of March 31, 2009.

        Normal retirement benefits are available to employees with at least three years of service at age 62 and a reduced pension (by 6% per year prior to age 62) is available as early as age 55. All of the NEOs who participate in the Retirement Plan except for Mr. Orcutt are fully vested in their benefits.

        For additional information about the Retirement Plan, including the present value of benefits accrued by each of the NEOs, see "Compensation—Pension Benefits."

        Compensation Program Changes for 2011.    As described above, the Committee continually reviews the design and administration of our executive compensation policies and programs to ensure they appropriately reflect our compensation philosophy. To that end, the Committee has made or expects to make the following executive compensation program modifications in 2011:

  •
  increase executive officer salaries by 1% to 3% based on individual performance and contributions during 2010 and an assessment of our market references;

  •
  modify the performance measurement framework for annual incentive awards to emphasize corporate performance by adding certain financial and strategic goals and revising the individual performance goal methodology;

  •
  determine that annual grants of equity-based awards will be made through the introduction of "performance leveraged unit" awards, which are expected to contain minimum and maximum award limits tied to Company stock price; and

  •
  grant equity awards with acceleration of vesting conditioned on the occurrence of a "double-trigger," requiring a change in control and termination of the executive's employment before any acceleration of vesting or the proposed elimination of the equity award without replacement prior to any acceleration of vesting.

        Summary of Compensation and Benefit Plan Risk.    The Company believes that the Company's compensation and benefit policies and practices are not likely to have a material adverse effect on the Company and that the plans currently in place or contemplated are appropriately balanced between retention and incentive to enable the Company to retain its management team and provides the CEO and executive officers with incentive focused on meeting the objectives developed by management and the board designed to create long-term stockholder value.

  Compensation

        The tables, narrative and footnotes in this section discuss the compensation of our named executive officers, consisting of: Paul D. Carrico, who has served as our President and CEO since February 14, 2008; Gregory C. Thompson, who has served as our CFO since February 29, 2008; and our three other most highly compensated executive officers who were serving in such positions as of December 31, 2010.

  Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)

Paul D. Carrico	2010	768,268	—	—	—	1,550,000	82,579	391,540	2,792,387
President and Chief	2009	724,997	—	5,031,259	269,520	127,600	79,376	772,264	7,005,016
Executive Officer	2008	663,247	—	336,000	345,045	—	40,897	400,511	1,785,700

Gregory C. Thompson	2010	462,856	—	—	—	605,475	83	244,549	1,312,963
Chief Financial Officer	2009	430,000	—	1,837,500	85,236	61,490	1,707	362,473	2,778,406
	2008	382,038	217,700	258,165	252,894	—	—	430,758	1,541,555

Mark J. Orcutt(6)	2010	512,711	—	—	—	607,241	83	212,961	1,332,996
Executive Vice President,	2009	409,668	225,000	1,443,750	76,712	145,511	1,710	37,500	2,339,851
Building Products

Joseph C. Breunig	2010	151,633(7)	—	750,020	—	205,833	—	38,192	1,145,678
Executive Vice President—Chemicals

Joel I. Beerman	2010	381,394	—	—	—	460,500	117,351	5,690	964,935
Vice President—General	2009	350,000	—	918,750	61,990	44,000	107,616	112,772	1,595,128
Counsel and Secretary	2008	348,654	—	58,800	57,507	—	77,311	112,945	655,217

(1)
Reflects the grant date fair value of restricted stock or restricted stock units, as applicable, calculated in accordance with the provisions of FASB ASC Topic 718. See note 14 of the consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2010 for certain assumptions underlying the value of awards.

(2)
Reflects the grant date fair value of grants of stock options, calculated in accordance with the provisions of FASB ASC Topic 718. See note 14 of the consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2010 for certain assumptions underlying the value of awards.

(3)
Reflects payments made under the Company's 2010 Annual Incentive Compensation Program.

(4)
The amounts reported reflect only the change in the actuarial present value of the accumulated pension benefit of each NEO. For information on the pension plan and the assumptions used in calculating the change in pension value see page 31. For information on the Deferred Compensation Plan, see page 25 of the Compensation Discussion and Analysis.

(5)
The items contained in the "All Other Compensation" column for 2010 are identified and quantified below:

	Allowances and Other Benefits		Additional All Other Compensation

Name	Car Allowance ($)	Other ($)	Company Contribution to 401(k) Savings Plan ($)	Executive Supplemental Insurance Plan ($)	Company Defined Contributions to Deferred Compensation Account ($)	Total ($)

Paul D. Carrico	540	—	—	123,000	268,000	391,540

Gregory C. Thompson	10,649	—	4,900	—	229,000	244,549

Mark J. Orcutt	15,238	6,417	5,306	—	186,000	212,961

Joseph C. Breunig	—	—	2,192	—	36,000	38,192

Joel I. Beerman	4,509	—	1,181	—	—	5,690

(6)
Amounts are paid in Canadian dollars, but reported in the table in U.S. dollars. Such amounts were converted at an exchange rate of 1.0301 Canadian dollars to each U.S. dollar, which was the annual average exchange rate for 2010.

(7)
Reflects a prorated portion of his annual salary based upon his start date with the Company in September 2010.

  2010 Grants of Plan-Based Awards

        The following table reflects the following plan-based awards granted in 2010: Annual Cash Incentives and Restricted Stock Units. Both of these awards are described in the Summary Compensation Table and in the Compensation Discussion and Analysis above.

		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)
						Grant Date Fair Value of Stock and Option Awards ($)(3)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Paul D. Carrico	03/08/2010	193,750	775,000	1,550,000

Gregory C. Thompson	03/08/2010	75,684	302,738	605,475

Mark J. Orcutt	03/08/2010	78,084	312,338	607,241

Joseph C. Breunig	09/01/2010	25,729	102,917	205,833
	09/01/2010				53,080	750,020

Joel I. Beerman	03/08/2010	57,563	230,250	460,500

(1)
Amounts represent the potential Threshold, Target and Maximum payment levels under the Company's 2010 Incentive Compensation Program. Performance targets and target award multiples are described under "Annual Cash Incentive Opportunity" above. Actual amounts paid to the NEOs are described therein and set forth in the Summary Compensation Table above.

(2)
Represents the number of RSUs granted in September 2010. Such RSUs vest in four equal annual installments beginning on the second anniversary of the date of grant.

(3)
Reflects the grant date fair value of RSUs granted to Mr. Breunig. Grant date fair values have been calculated in accordance with the provisions of FASB ASC Topic 718. See note 14 of the consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2010 for certain assumptions underlying the value of awards.

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table provides information on the holdings of stock options and stock awards by the NEOs at December 31, 2010. This table includes unexercised and unvested stock option awards and unvested restricted stock or RSUs. Unless noted below, all grants vest ratably in three equal installments beginning one year after the grant date. For additional information about equity awards granted in 2010, see "Equity-Based Awards" in the Compensation Discussion and Analysis.

	Option Awards					Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)(3)

Paul D. Carrico	03/06/2002	200	—	583.70	03/06/2012
	03/03/2003	200	—	476.00	03/03/2013
	03/02/2004	200	—	680.25	03/02/2014
	02/28/2006	750	—	722.75	02/28/2016
	02/27/2007	1,338	—	510.75	02/27/2017
	02/26/2008	4,000	2,000	168.00	02/26/2018
	02/24/2009	5,334	10,666	21.25	02/24/2019
						192,333(4)	4,627,532

Gregory C. Thompson	02/08/2008	2,710	1,355	181.75	02/08/2018
	02/24/2009	1,687	3,373	21.25	02/24/2019
						70,473(4)	1,695,580

Mark J. Orcutt	12/01/2008	2,667	1,333	41.50	12/01/2018
	02/24/2009	1,518	3,036	21.25	02/24/2019
						55,000(4)	1,323,300

Joseph C. Breunig						53,080(5)	1,277,105

Joel I. Beerman	03/06/2002	580	—	583.75	03/06/2012
	03/03/2003	580	—	476.00	03/03/2013
	03/02/2004	580	—	680.25	03/02/2014
	02/28/2006	760	—	722.75	02/28/2016
	02/27/2007	1,357	—	510.75	02/27/2017
	02/26/2008	667	333	168.00	02/26/2018
	02/24/2009	1,227	2,453	21.25	02/24/2019
						35,116(4)	844,891

(1)
Since Messrs. Carrico and Beerman have met the requirements of a "qualifying retirement," options and RSUs granted to them in 2008, 2009 and 2010 will continue to vest as scheduled except in the event of termination of employment for cause or failure to comply with the non-competition and non-solicitation provisions of the 2009 Equity and Performance Incentive Plan.

(2)
Option exercise prices on all grant dates reflect adjustments made in connection with the Company's 1-for-25 reverse stock split that was effected on July 28, 2009.

(3)
Calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2010, which was $24.06.

(4)
Represents RSUs granted in July 2009 that vest ratably in each of July 2011 and July 2012.

(5)
Represents RSUs granted to Mr. Breunig in September 2010 pursuant to the terms of his hiring agreement. The RSUs vest in four equal, annual installments beginning on September 1, 2012.

2010 Option Exercises and Stock Vested

        The following table provides information for the NEOs on the number of shares acquired upon vesting of stock awards in 2010 and the value realized. No stock options were exercised during 2010.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)

Paul D. Carrico	90,616	1,373,006

Gregory C. Thompson	35,473	537,553

Mark J. Orcutt	27,500	416,900

Joseph C. Breunig	—	—

Joel I. Beerman	16,672	252,503

(1)
Calculated by multiplying the number of shares acquired by the market value of the shares as of the relevant vesting dates.

Pension Benefits

        The table below reflects the present value of benefits accrued for each of the NEOs in the Retirement Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)

Paul D. Carrico	Retirement Plan	9	843,524

Gregory C. Thompson	Retirement Plan	1	1,790

Mark J. Orcutt	Retirement Plan	1	1,793

Joseph C. Breunig	—	—	—

Joel I. Beerman	Retirement Plan	29	1,243,608

(1)
Amounts reported represent the actuarial present value of accumulated benefits computed using the discount rate of 5.5% and mortality assumption (RP 2000 Mortality Table with a blue collar adjustment and with mortality improvements projected to 2015 using Scale AA) that the Company applies to amounts reported in its financial statement disclosures on its measurement date of December 31, 2010, and are assumed to be payable at the unreduced retirement age of 62. For additional information regarding the assumptions made in the calculation, see note 14 of the Company's consolidated financial statements in the annual report on Form 10-K for the year ended December 31, 2010 as filed with the SEC.

Non-Qualified Deferred Compensation

        The following table provides information on the non-qualified deferred compensation of the NEOs in 2010, including (i) NEOs' contributions through deferral of salary and/or bonus during 2010;

(ii) Company contributions during 2010; (iii) investment earnings on those deferred amounts and deferred amounts from prior years, and (iv) each NEO's account balance at year-end.

	Executive Contributions in Last FY
					Aggregate Withdrawals/ Distributions in Last FY ($)
Name	Deferred Salary ($)	Deferred Bonus ($)	Company Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)		Aggregate Balance at Last FYE ($)(2)

Paul D. Carrico	—	—	268,000	—	—	268,000

Gregory C. Thompson	—	—	229,000	—	—	229,000

Mark J. Orcutt	—	—	186,000	—	—	186,000

Joseph Breunig	—	—	36,000	—	—	36,000

Joel I. Beerman	—	—	—	18,805	—	214,857

(1)
Total earnings during 2010 on deferrals made in 2010 and prior years. None of these amounts is included in 2010 compensation in the Summary Compensation Table, as they were reported when earned.

(2)
The cumulative portion of the aggregate balance at December 31, 2010 which has not been included in any Summary Compensation Table for Mr. Beerman is $196,052. No other NEO had a DCP balance prior to 2010.

Payments on Termination or Change in Control

        Severance Plan.    The Severance Plan provides certain benefits to our executive officers, including each of the NEOs, in the event the executive's employment is terminated in connection with a change in control. Under the Severance Plan, if a participant experiences an "involuntary termination" or resigns for "good reason" within 24 months following the change in control, and complies with all of the other terms and conditions of the severance plan, he or she shall be eligible to receive:

  •
  severance pay equal to the participant's annual base salary plus the current year annual incentive target payout opportunity multiplied by two in the case of the CEO and 1 1/2 in the case of the other executives;

  •
  a pro rata portion of the participant's target bonus opportunity for the fiscal year in which the termination date occurs;

  •
  accrued but unused vacation pay; and

  •
  continued life insurance, medical, dental and vision benefits and continued disability insurance premiums until the earlier of (i) the day upon which the participant begins new employment and is eligible for such welfare benefits, or (ii) (A) the second anniversary of the termination date in the case of the CEO or (B) 18 months after the termination date in the case of the other executives.

        The Severance Plan also provides excise tax gross-up protection if the value of the severance and other benefits exceeds 120% of a participant's "safe harbor" amount. In such event, cash severance would be reduced if the value exceeds the "safe harbor," but not if it was below 120% of such amount.

        Under the Severance Plan, subject to certain conditions, a change in control is defined as:

  •
  the acquisition by a person of ownership of 33% or more of our voting power;

  •
  certain changes in the majority of our Board;

  •
  completion of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets unless immediately after the transaction, no person beneficially owns 33% or more of the combined voting power of the resulting entity, and at least half of the members of the Board of the surviving corporation were members of our Board;

  •
  stockholder approval of a complete liquidation or dissolution of the Company; or

  •
  any other event the Board determines is a change in control by express resolution.

        Under the severance plan, an "involuntary termination" is deemed to have occurred when the participant is terminated for any reason except:

  •
  transfer to an affiliate or subsidiary of the Company if the participant is offered comparable employment by such purchaser;

  •
  transfer of any operations of the Company or purchase of the Company or any operations of the Company by a third party purchaser, if the participant is offered comparable employment by such purchaser; or

  •
  death, disability, retirement, resignation, Cause or failure to continue reporting to work and performing satisfactorily.

        Under the Severance Plan, "Cause" means:

  •
  any activity as an employee, principal, agent, or consultant for an entity that competes with the Company and for which the participant has had any responsibility during the last five years of his employment with the Company in any related territory;

  •
  solicitation of any employee of the Company to terminate his or her employment with the Company;

  •
  any unauthorized disclosure of any of the Company's confidential, proprietary or trade secret information or material;

  •
  failure to disclose promptly and to assign to the Company all rights in any invention or idea made or conceived during employment by the Company, relating to the business, research or development work of the Company or the failure to do anything reasonably necessary to enable the Company to secure a patent where appropriate; or

  •
  other conduct determined to be injurious, detrimental or prejudicial to the Company, unless the participant acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

        A participant is deemed to have terminated his employment for "good reason" if the termination follows: (i) a reduction in his base salary, bonus or employee benefits, except where the Company has instituted a compensation reduction program applicable to all senior executives or (ii) certain attempted required relocations of the participant's place of employment, which is not cured by the Company within 15 days after the participant delivers a notice of termination for good reason.

        In order for a participant to receive payments under the Severance Plan, he or she must execute a separation agreement and general release in such form as the Company determines. Any participant who breaches the separation agreement or engages in certain conduct, including competition with the Company, solicitation of our employees, disclosure of confidential information, will no longer be entitled to benefits.

        Hiring Agreement with Mr. Orcutt.    As part of his negotiated hiring agreement, Mr. Orcutt is guaranteed one-half of his base salary during the third and fourth years after his date of hire, if he is involuntarily terminated for any reason other than Cause during that period.

        Equity Awards.    Under the Company's current equity incentive plans, unvested equity awards vest upon a change in control. However, under the terms of the equity plans, if the participant engages in the certain conduct, including competition with the Company, solicitation of our employees, disclosure of confidential information, failure to assign any information or idea or other conduct determined to be injurious to the Company, if provided for in an applicable award agreement, the Company may require the participant to:

  •
  return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the participant, all shares of common stock that the participant has not disposed of that were offered within a specified period prior to the date of the commencement of such activity; and

  •
  with respect to any shares of common stock so acquired that the participant has disposed of, pay to the Company in cash the difference between:

  •
  any amount actually paid therefor by the participant; and

  •
  the market value per share of the shares of common stock on the date of such acquisition.

        To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company to the participant.

        Other Benefits.    Absent eligibility for benefits described above, the NEOs (other than Mr. Orcutt) do not have any termination benefits or benefits triggered as the result of a change in control that are different than those afforded other employees of the Company, such as death benefit salary continuation (one month of salary).

        Termination and Change in Control Payments Table.    The following table summarizes the compensation and other benefits that would have become payable to each NEO assuming his employment had terminated on December 31, 2010 in connection with a change in control, given the NEO's base salary as of that date, and, if applicable, the closing price of the Company's common stock on that date, which was $24.06.

Name	Salary ($)	Non-Equity Incentive Plan Compensation ($)	Medical Program Benefits ($)	Disability Insurance Benefit ($)	Stock Options ($)(1)	Restricted Stock ($)(2)

Paul D. Carrico	1,550,000	1,550,000	16,656	19,250	44,960	4,627,532

Gregory C. Thompson	698,625	454,107	12,492	7,125	14,219	1,695,580

Mark J. Orcutt	792,347	484,352	28,170	7,125	12,797	1,323,300

Joseph C. Breunig	712,491	463,125	20,041	7,125	—	1,277,105

Joel I. Beerman	575,625	345,375	12,492	7,125	10,341	844,891

(1)
The value reported represents the number of stock options with accelerated vesting upon a change in control multiplied by the excess of the option exercise price over the market price of the stock on December 31, 2010 of $24.06.

(2)
The value reported represents the number of shares of restricted stock whose vesting accelerates upon a change in control multiplied by the market price of the stock on December 31, 2010.

        In addition to the above payments, the Company's stock option award agreements provide that awards generally terminate 60 days after the date the participant ceases to be an employee of the

Company (whether or not in connection with a change in control), unless the participant is terminated for cause, in which case, the stock option award agreement terminates immediately. In addition, if the participant's employment terminates due to death, permanent and total disability or retirement, subject to certain limitations, the stock option award agreement will terminate three years after the termination of the participant's employment.

        Unvested restricted share units granted under the Company's 2009 Equity and Performance Incentive Plan are generally forfeited when the participant's employment with the Company ends. However, a participant will be treated as being in the continuous employ of the Company and vesting of the restricted share units will continue, if (i) the participant's employment was terminated other than by the Company for cause; (ii) at the time of termination, the participant is 55 years old; (iii) at the time of termination, the participant's age, when added to the participant's number of years of continuous service, equaled or exceeded 70; and (iv) the participant does not engage in certain detrimental conduct.

 AUDIT COMMITTEE REPORT

        Three directors make up the audit committee of our Board of Directors: T. Kevin DeNicola (Chairman), Patrick J. Fleming and Stephen E. Macadam.

        During the course of performing its duties, the committee:

  •
  reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2010;

  •
  discussed with Deloitte & Touche LLP, our independent registered public accounting firm for 2010, the items regarding accounting principles set out in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

  •
  received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP their independence;

  •
  obtained and reviewed a report by Deloitte & Touche LLP required by the New York Stock Exchange Listing Standards describing: (1) the firm's internal quality control procedures; (2) any material issues raised by: (a) the most recent internal quality control review of the firm, or (b) peer review of the firm, or (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between Deloitte & Touche LLP and Georgia Gulf Corporation (to assess Deloitte & Touche LLP's independence); and

  •
  reviewed the adequacy of the system of internal controls and management information systems with our internal auditor and our independent registered public accounting firm.

        Based on these reviews and discussions, the committee recommended to the Board of Directors that the Company's 2010 audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

                      T. Kevin DeNicola, Chairman
                      Patrick J. Fleming
                      Stephen E. Macadam

 PROPOSAL II—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Section 14A of the Securities Exchange Act of 1934 provide stockholders with the right to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory stockholder vote is commonly referred to as the "say-on-pay" vote.

        As described under the heading "Executive Compensation—Compensation Discussion and Analysis," in this proxy statement, the Company's executive compensation philosophy is designed to reward improvement in operating profits and individual performance, and to deliver total compensation and benefits at target performance levels approximating the median compensation and benefits paid by competing companies in the chemicals and building products sectors, with the ability to pay above or below that median as the Company's and/or individual executive officer's performance varies. Please read the "Executive Compensation—Compensation Discussion and Analysis" section, including the accompanying compensation tables and related narrative, of this proxy statement for additional details about our executive compensation philosophy and programs, including information about the fiscal year 2010 compensation of our named executive officers.

        The say-on-pay vote gives you as a stockholder the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation or our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholders to approve the following resolution:

    "RESOLVED, that the stockholders approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement."

        Because this vote is advisory, it will not be binding on the leadership development and compensation committee, the Board or the Company. However, the leadership development and compensation committee and the Board value the opinions of the Company's stockholders, and will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required

        The affirmative vote of a majority of votes cast is required to approve the advisory vote on executive compensation.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE, ON AN ADVISORY (I.E., NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

 PROPOSAL III—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

        The Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934 also require us to provide stockholders the right to vote, on an advisory (nonbinding) basis, on the frequency with which the Company should include an advisory vote on executive compensation, similar to that contained in Proposal II, at future annual meetings of stockholders. Stockholders may vote for a "say on pay" vote to occur every one, every two or every three years, or may abstain from voting.

        The Board recommends that a say-on-pay stockholder advisory vote, similar to that contained in Proposal II, be included in the Company's proxy statement every year. The Board believes that an advisory say-on-pay vote every year by stockholders would provide the highest level of accountability and direct communication by having such vote correspond with the related information presented in the proxy statement for the applicable meeting of stockholders.

        You may cast your vote on a preferred voting frequency by choosing your preference of every year, every two years, or every three years, or abstaining from voting, when you vote in response to the following resolution:

    "RESOLVED, that the voting frequency of every year, every two years or every three years that receives the largest number of votes cast will be determined to be the frequency with which the Company is to hold an advisory stockholder vote to approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material."

        Because this vote is advisory, it will not be binding on the Company or the Board and, notwithstanding the results of such vote, the Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the preference chosen by the plurality of votes cast.

Vote Required

        The voting frequency preference that receives a plurality (that is, the largest number) of votes cast will be the frequency preference selected by stockholders.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL FOR THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION TO BE "EVERY YEAR."

 PROPOSAL IV—APPROVAL OF STOCKHOLDER RIGHTS PLAN

Background

        On April 20, 2010, the Board of Directors declared a dividend distribution of one right for each share of common stock of the Company outstanding at the close of business on May 10, 2010, pursuant to the terms of a Rights Agreement, dated as of April 26, 2010 (the "Stockholder Rights Plan"), by and between the Company and Computershare Trust Company, N.A., as rights agent. Our Board adopted the Stockholder Rights Plan to protect our stockholders from coercive takeover practices or takeover bids that are inconsistent with the best interests of the Company and all of its stockholders. The Stockholders Rights Plan is not intended to deter offers that are fair and otherwise in the best interests of the Company and all of the Company's stockholders.

        Although none of our certificate of incorporation, our bylaws or applicable law require stockholder approval or ratification of a Stockholder Rights Plan or similar arrangement, our Board has decided to request stockholder approval of the Stockholder Rights Plan as a matter of sound corporate governance. If the stockholders do not approve the Stockholder Rights Plan, the Plan, and any rights issued thereunder, will expire automatically. Even if our stockholders approve the Stockholder Rights Plan, our Board could terminate the Stockholder Rights Plan at any time prior to the distribution date (as described below). If the Board does not otherwise terminate the Stockholder Rights Plan, it will expire under its current terms on May 10, 2013.

        We have summarized certain key provisions of the Stockholder Rights Plan below. Because this is only a summary, it may not contain all of the information that is important to you. Accordingly, this summary is qualified in its entirety by reference to the actual text of the Stockholder Rights Plan, which is attached to this proxy statement as Annex A and is incorporated herein by reference.

Reasons for the Stockholder Rights Plan

        The Board adopted the Stockholder Rights Plan as a precautionary measure and believes that it is in the best interests of the Company and all of its stockholders for the following reasons:

  •
  The Stockholder Rights Plan is intended to help our Board ensure that all of our stockholders receive fair and equal treatment in the event of a takeover proposal and to safeguard against coercive tactics designed to take control over our Company without allowing our stockholders to realize the long-term value of their investment. The Board believes that implementing these safeguards will assist us in preventing an acquirer from gaining control of our Company without offering a fair price to our stockholders.

  •
  The Stockholder Rights Plan provides the Board with adequate time to evaluate unsolicited offers and may deter or delay offers that are not in the stockholders' or the Company's best interests by encouraging the potential acquirer to negotiate with the Board to have the rights redeemed before the potential acquirer acquires more than 20% or more (10% or more in cases where the Board has determined that one or more of such stockholders have acted, are acting or are reasonably likely to act, in an "adverse manner") of our common stock. Accordingly, the Stockholder Rights Plan allows the Board time to pursue alternate strategies to maximize our stockholders' long-term value for stockholders.

        The rights may have certain anti-takeover effects. The rights will cause substantial dilution to any person or group that attempts to acquire us without the Board's approval. As a result, the overall effect of the rights may be to render more difficult or discourage any attempt to acquire us even if such acquisition may be favorable to the interests of our stockholders. Because the Board can redeem the rights and amend the Stockholder Rights Plan in any respect at any time prior to a person or group becoming the owner of 20% or more (10% or more in cases where the Board has determined that one or more of such stockholders have acted, are acting or are reasonably likely to act in an "adverse manner") of our outstanding common stock, the rights should not interfere with a merger or other business combination that the Board approves or any other potential acquirer that is willing to make an offer at a fair price or otherwise in our stockholders' best interests.

        The Stockholder Rights Plan is similar to rights agreements that other public companies have adopted and our adoption of this plan was not prompted by any external actions. We have received no hostile communications or takeover approaches of any kind. We adopted the plan to give the Board time to evaluate and respond to any unsolicited future attempts to acquire our company and to protect the long-term value of our stockholders' investment in us.

Description of Stockholder Rights Plan

        The Rights.    Our Board of Directors authorized the issuance of one right per each outstanding common share on May 10, 2010. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of our Junior Participating Preferred Stock for a purchase price of $100.00. Each fractional preferred share would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

        Exercisability.    The rights will not be exercisable until the earlier of:

  •
  10 days after a public announcement by the Company that a person or group has become an acquiring person (as defined in the Stockholder Rights Plan); and

  •
  10 business days (or a later date determined by our Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group being the beneficial owner of 20% or more of our common stock.

We refer to the date that the rights become exercisable as the "distribution date." Until the distribution date, certificates representing our common stock will also evidence the rights and will contain a notation to that effect. Any transfer of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by separate right certificates.

        Flip-in Event.    After the distribution date, if a person or group is or becomes an acquiring person, all holders of rights, except an acquiring person, may exercise their rights upon payment of the purchase price to purchase our common stock (or other securities or assets as determined by the Board) with a market value of two times the purchase price.

        Flip-over Event.    After the distribution date, if a flip-in event has already occurred and the Company is acquired in a merger or similar transaction, all holders of rights except an acquiring person may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the rights.

        Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or exchange offer described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase common stock or other securities as described above.

        Expiration.    Unless earlier redeemed or exchanged, the rights will expire on (i) May 10, 2013, or (ii) the day following the certification of the voting results of the Company's 2011 annual meeting of stockholders, if prior to that date a proposal to approve the Stockholder Rights Plan has not received the affirmative vote of the holders of a majority of the common stock present in person or represented by proxy, entitled to vote and actually voted on the proposal and which has actually been voted at a duly called meeting of stockholders, or any adjournment or postponement thereof, at which a quorum is present.

        Redemption.    Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by the Company that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The Board may adjust the redemption price if we declare a stock split or issue a stock dividend on our common stock.

        Exchange.    After the later of the distribution date and the date of the first public announcement by the Company that a person or group has become an acquiring person, but before any person beneficially owns 50% or more of our outstanding common stock, our Board may exchange each right (other than rights that have become void) for one share of common stock or an equivalent security.

        Anti-Dilution Provisions.    Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than 1% will be made.

        Amendments.    Before the time rights cease to be redeemable, our Board may amend or supplement the Stockholder Rights Plan without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our Board may amend or supplement the Stockholder Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Stockholder Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board's ability to amend the Stockholder Rights Plan does not affect our Board's power or ability to take any other action that is consistent with its fiduciary duties, including without limitation accelerating or extending the expiration date of the rights, making any amendment to the Stockholder Rights Plan that is permitted by the rights plan or adopting a new Stockholder Rights Plan with such terms as our Board determines in its sole discretion to be appropriate.

Vote Required

        The affirmative vote of a majority of votes cast is required to approve the Stockholder Rights Plan.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE STOCKHOLDER RIGHTS PLAN.

 PROPOSAL V—APPROVAL OF THE GEORGIA GULF CORPORATION 2011 EQUITY AND PERFORMANCE INCENTIVE PLAN

General

        The Board of Directors approved the Georgia Gulf Corporation 2011 Equity and Performance Incentive Plan (the "2011 Equity Plan") on March 25, 2011, subject to the approval of our stockholders. The 2011 Equity Plan, if approved by our stockholders, will expire in 2021.

        The 2011 Equity Plan is intended to attract and retain officers, employees, consultants and directors for us and our subsidiaries and to motivate these persons to achieve performance objectives related to our overall goal of increasing stockholder value.

        The Board believes that it is in our best interest and the best interests of our stockholders to provide for an equity incentive plan under which certain equity-based compensation awards made to our executive officers may qualify for deductibility for federal income tax purposes. Accordingly, the 2011 Equity Plan has been structured so that certain awards may satisfy the requirements for the performance-based exclusion from the deduction limitations under Section 162(m) of the Code. For awards to satisfy the requirements for the performance-based exclusion, the 2011 Equity Plan's material terms must be approved by our stockholders.

        A summary description of the 2011 Equity Plan is set forth below. The summary is not intended to be exhaustive and is qualified in its entirety by reference to the terms of the 2011 Equity Plan, a copy of which is attached to this proxy statement as Annex B.

Plan Highlights

        The 2011 Equity Plan authorizes the granting of equity-based compensation in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), performance shares, performance units, and other awards for the purpose of providing our directors, officers, other employees and consultants incentives and rewards for superior performance. Some of the key features of the 2011 Equity Plan are set forth below.

        Administration.    The 2011 Equity Plan will be administered by the leadership development and compensation committee of our Board of Directors (referred to in this Proposal V as the "Committee"). The Committee may delegate its authority under the 2011 Equity Plan to a subcommittee. The Committee may also delegate to one or more of its members or to one or more of our officers, or to one or more agents or advisors, administrative duties or powers to do one or both of the following (subject to certain limitations described in the 2011 Equity Plan):

  •
  designate employees to receive awards under the 2011 Equity Plan; and

  •
  determine the size of any such awards.

        Plan Limits.    Total awards under the 2011 Equity Plan are limited to 1,800,000 shares. The 2011 Equity Plan also provides that:

  •
  the aggregate number of shares of common stock actually issued or transferred upon the exercise of incentive stock options ("ISOs") will not exceed 1,800,000 shares of common stock;

  •
  no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 shares of common stock during any calendar year;

  •
  no participant will be granted awards of restricted stock, RSUs, performance shares or other awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, in the aggregate, for more than 500,000 shares of common stock during any calendar year; and

  •
  no participant in any calendar year will receive an award of performance units that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code having an aggregate maximum value in excess of $10,000,000.

        No Liberal Recycling Provisions.    The 2011 Equity Plan provides that only shares with respect to awards that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the 2011 Equity Plan. The following shares will not be added back to the aggregate plan limit:

  •
  shares tendered in payment of the option exercise price;

  •
  shares withheld by us to satisfy the tax withholding obligation; and

  •
  shares that are repurchased by us with stock option proceeds.

        Further, all shares covered by a SAR that is exercised and settled in shares, and whether or not all shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the 2011 Equity Plan.

        Minimum Vesting Periods.    The 2011 Equity Plan provides that generally:

  •
  Restricted stock and RSUs may not become unrestricted by the passage of time sooner than one-third per year over three years unless restrictions lapse sooner by virtue of retirement, death or disability of a participant or upon certain events related to a change in control;

  •
  The period of time within which Management Objectives relating to performance shares and performance units must be achieved will be a minimum of one year, subject to earlier lapse or modification by virtue of retirement, death or disability of a participant or upon certain events related to a change in control;

  •
  Restricted stock and RSUs that vest upon the achievement of Management Objectives cannot vest sooner than one year from the date of grant, but may be subject to earlier lapse or modification by virtue of retirement, death or disability of a participant or upon certain events related to a change in control; and

  •
  A limited number of awards, however, including restricted stock and RSUs granted to non-employee directors, may be granted without regard to the above minimum vesting periods.

        No Repricing.    We have never repriced underwater stock options or SARs, and repricing of options and SARs is prohibited without stockholder approval under the 2011 Equity Plan.

        Change in Control.    In general, a change in control will be deemed to have occurred if:

  •
  a person or group buys 33% or more of the voting power of the company, other than:

  •
  any acquisition directly from us;

  •
  any acquisition by us; or

  •
  any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us;

  •
  there is a consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets, unless no person or group beneficially owns 33% or more of the voting power of the entity resulting from the transaction, and at least half of the members of the board of directors of the company resulting from the transaction were members of the Board at the time the transaction was entered into;

  •
  a change in a majority of the members of the Board occurs:

  •
  within one year following the public announcement of an actual or threatened election contest or a public announcement or filing indicating that a person or group intends to effect a change in control;

  •
  as a result of the exercise of contractual rights; or

  •
  as a result of a majority of the members of the Board having been proposed, designated or nominated by any person or group other than us or the Board; or

  •
  our stockholders approve our complete liquidation or dissolution.

        For an award granted under the 2011 Equity Plan, the Committee may provide for an acceleration of vesting upon a change in control if:

  •
  within a specified period following the change in control, the respective participant's employment is involuntarily terminated for reasons other than cause or is terminated for good reason; or

  •
  the award is not assumed or converted into a replacement award in a manner described in the award agreement.

        Dividend Equivalents.    The 2011 Equity Plan provides that dividends or other distributions on performance shares, restricted stock or RSUs that are earned or that have restrictions that lapse as a result of the achievement of Management Objectives (as defined below) will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

  Other Features.

  •
  The 2011 Equity Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of our common stock on the date of grant.

  •
  The 2011 Equity Plan is designed to allow awards to qualify as qualified performance-based compensation under Section 162(m) of the Code.

Summary of the Plan

        Shares Available Under the 2011 Equity Plan.    Subject to adjustment as provided in the 2011 Equity Plan, the number of shares of common stock that may be issued or transferred upon the exercise of stock options or SARs, in payment of restricted stock and released from substantial risks of forfeiture, in payment of RSUs, in payment of performance shares or performance units that have been earned, as awards to non-employee directors, as other awards, or in payment of dividend equivalents paid for awards made under the 2011 Equity Plan will not exceed in the aggregate 1,800,000 shares of our common stock. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

        Shares of common stock covered by an award granted under the 2011 Equity Plan will not be counted as used unless and until they are actually issued and delivered to a participant. The total number of shares available under the 2011 Equity Plan as of a given date will not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Upon payment in cash of the benefit provided by any award granted under the 2011 Equity Plan, any shares of common stock that were covered by that award will be available for issue or transfer.

        If shares of common stock are tendered or otherwise used in payment of an option exercise price, the total number of shares covered by the stock option being exercised will count against the total number of shares available under the 2011 Equity Plan. Shares of common stock withheld by us to satisfy tax withholding obligations will count against the total number of shares available under the 2011 Equity Plan. The number of shares of common stock covered by a SAR that is exercised and settled in shares of common stock, and whether or not all shares are actually issued to the participant upon exercise of the SAR, will be considered issued or transferred pursuant to the 2011 Equity Plan. In the event that we repurchase shares with stock option proceeds, those shares will not be added to the total number of shares available under the 2011 Equity Plan. If, under the 2011 Equity Plan, a participant has elected to give up the right to receive compensation in exchange for shares of common stock based on fair market value, such shares of common stock will not count against the aggregate plan limit described above.

        The 2011 Equity Plan also provides for the limits described above under "Plan Highlights—Plan Limits."

        Up to 10% of the maximum number of shares of common stock that may be issued or transferred under the 2011 Equity Plan may be used for:

  •
  awards of restricted stock, restricted stock units, performance shares, performance units and other awards that do not comply with the three-year or one-year vesting requirements set forth in the 2011 Equity Plan; plus

  •
  awards granted to non-employee directors.

        Eligibility.    Our officers and employees, the officers and employees of our subsidiaries, our non-employee directors, consultants and any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by the Committee to receive benefits under the 2011 Equity Plan. Approximately 3,539 employees (not including officers), 6 officers, 7 non-employee directors and 12 consultants currently qualify to participate in the 2011 Equity Plan. The Committee will determine which persons will receive awards and the number of shares subject to such awards.

        Stock Options.    We may grant stock options that entitle the optionee to purchase shares of common stock at a price not less than market value per share at the date of grant. The market price of our shares of common stock as reported on the New York Stock Exchange on March 24, 2011 was 34.15 per share. The option price is payable in cash, check or wire transfer at the time of exercise, by the transfer to us of shares of common stock owned by the participant and having a value at the time of exercise equal to the option price, by a combination of such payment methods, or by such other method as may be approved by the Committee.

        To the extent permitted by law, any grant of a stock option may provide for deferred payment of the option price from the proceeds of a sale through a bank or broker of some or all of the shares of common stock to which the exercise relates.

        Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the 2011 Equity Plan, as the Committee may approve. No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the stock options become exercisable.

        Successive grants may be made to the same participant whether or not stock options previously granted remain unexercised. Any grant of stock options may specify Management Objectives (as described below) that must be achieved as a condition to exercising such rights.

        SARs.    A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price (or option exercise price if a tandem SAR) and the value of our shares of common stock on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by us in cash, in shares of common stock, or in any combination of the two.

        SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2011 Equity Plan, as the Committee may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that will be equal to or greater than the market value per share on the date of grant. Successive grants may be made to the same participant regardless of whether any free-standing SARs previously granted to the participant remain unexercised. No free-standing SAR granted under the 2011 Equity Plan may be exercised more than 10 years from the date of grant.

        Any grant of a SAR may specify waiting periods before exercise and permissible exercise dates or periods as well as Management Objectives that must be achieved as a condition to exercise such rights.

        Restricted Stock.    A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value at the date of grant, as the Committee may determine.

        Restricted stock that vests upon the passage of time must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period, generally, no shorter than three years, except that the restrictions may be removed ratably during the three-year period, on at least an annual basis, as the Committee may determine at the date of grant. If a grant of restricted stock provides that Management Objectives must be achieved to result in a lapse of restrictions, the restrictions cannot lapse sooner than one year from the date of grant.

        Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the 2011 Equity Plan, as the Committee may approve. Any grant or sale of restricted stock may require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which may be subject to the same restrictions as the underlying award. However, dividends or other distributions on restricted stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

        RSUs.    A grant of RSUs (including "performance leveraged units") constitutes an agreement by us to deliver shares of common stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Committee may specify. The Committee may, at the date of grant, authorize the payment of dividend equivalents on RSUs on either a current, deferred or contingent basis, either in cash or in additional shares of common stock. However, dividends or other distributions on shares of common stock underlying RSUs with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingently upon the achievement of the applicable Management Objectives.

        RSUs with a restriction period that lapses only by the passage of time will have a restriction period of at least three years, except that the restriction period may expire ratably during the three-year period, at least on an annual basis, as determined by the Committee at the date of grant. If the RSUs have a restriction period that lapses only upon the achievement of Management Objectives or that the RSUs will be earned based on the achievement of Management Objectives, the restriction period may not be a period of less than one year from the date of grant.

        RSUs will be evidenced by an evidence of award containing such terms and provisions, consistent with the 2011 Equity Plan, as the Committee may approve. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant. Each grant or sale of RSUs will also specify the time and manner of payment of the RSUs that have been earned and will specify that the amount payable with respect to such grant will be paid by us in shares of common stock or cash or a combination of the two.

        Performance Shares and Performance Units.    A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by the Committee. A participant may be granted any number of performance shares or performance units, subject to the limitations described above. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period will be a period of time not less than one year.

        To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Committee. Any grant may specify that the amount payable with respect thereto may be paid by us in cash, shares of common stock, shares of restricted stock, RSUs or any combination of the foregoing. The Committee may, at the date of grant of performance shares, provide for the payment of dividend equivalents to participant either in cash or in additional shares of common stock, subject in all cases to deferral and payment on a contingent basis based on the participant's earning of the performance shares with respect to which such dividend equivalents are paid.

        Performance shares and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the 2011 Equity Plan, as the Committee may approve. Each grant will specify the number of performance shares or performance units to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. However, no adjustment will be made in the case of an award intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code (other than in connection with the death or disability of the participant or a change in control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

        Awards to Non-Employee Directors.    Non-employee directors may receive stock options, SARs or other awards and may also receive grants of shares of common stock, restricted stock or RSUs (which may also be referred to as "deferred stock units"). Each grant of an award to a non-employee director will be upon such terms and conditions as will be evidenced by an award agreement. Each grant will specify in the case of stock option, an option price per share, and in the case of a free-standing SAR, a base price per share, each of which will not be less than the market value per share on the date of grant. Each stock option and free-standing SAR granted under the 2011 Equity Plan to a non-employee director will expire not more than 10 years from the date of grant and will be subject to earlier termination as provided in the 2011 Equity Plan. Non-employee directors may be awarded, or may elect to receive, all or any portion of their annual retainer, meeting fees or other fees in shares of common stock, restricted stock, RSUs or other awards under the 2011 Equity Plan in lieu of cash.

        Other Awards.    The Committee may grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares, including, without limitation,

  •
  convertible or exchangeable debt securities;

  •
  other rights convertible or exchangeable into shares of common stock;

  •
  purchase rights for shares of common stock;

  •
  awards with value and payment contingent upon our performance or specified subsidiaries, affiliates or other business units of ours or any other factors designated by the Committee; and

  •
  awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of ours.

        The Committee will determine the terms and conditions of the other awards. The Committee will determine the terms and conditions by which the shares of common stock delivered pursuant to an award in the nature of a purchase right will be purchased.

        The Committee may grant shares of common stock as a bonus, or may grant other awards in lieu of our obligation or a subsidiary's obligation to pay cash or deliver other property under the 2011 Equity Plan or under other plans or compensatory arrangements.

        If the earning or vesting of, or elimination of restrictions applicable to, an other award is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than three years, except that the restrictions may be removed no sooner than ratably on an annual basis during the three-year period as determined by the Committee. If the earning or vesting of, or elimination of restrictions applicable to, an other award is based on the achievement of Management Objectives, the earning, vesting or restriction period may not terminate sooner than one year from the date of grant.

        Treatment of Awards upon Certain Events.    Any award agreement may provide for the earlier vesting of the award in the event of the retirement, death or disability of the participant, or upon a change in control if:

  •
  within a specified period following the change in control, the participant's employment is involuntarily terminated for reasons other than for cause or is terminated for good reason; or

  •
  the award is not assumed or converted into a replacement award by the successor corporation in a manner described in the award agreement.

        Management Objectives.    The Committee may establish "Management Objectives" for purposes of performance shares, performance units and other awards. Management Objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region, function or other organizational unit within the company or subsidiary in which the participant is employed. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organization units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant awards subject to Management Objectives that may or may not be intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. The Management Objectives applicable to any award intended to qualify as "qualified performance-based compensation" under

Section 162(m) of the Code to a "covered employee," within the meaning of 162(m) of the Code, will be based on one or more, or a combination, of the following criteria:

  •
  price of our common stock;

  •
  market share;

  •
  sales;

  •
  return on equity, assets, capital or sales;

  •
  economic profit;

  •
  total shareholder return;

  •
  costs;

  •
  margins;

  •
  earnings or earnings per share;

  •
  cash flow;

  •
  customer satisfaction;

  •
  pre-tax profit;

  •
  earnings before interest and taxes;

  •
  earnings before interest, taxes, depreciation and amortization;

  •
  debt/capital ratio;

  •
  compliance with covenants under our principal debt agreements; and

  •
  any combination of the foregoing.

        If the Committee determines that a change in the business, operations, corporate structure or our capital structure, or the manner in which we conduct our business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of an award intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code (other than in connection with a change in control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such award.

        Administration.    The Committee has the authority to administer the 2011 Equity Plan, and may, from time to time, delegate all or any part of its authority under the 2011 Equity Plan to a subcommittee of the Committee. The Committee may delegate certain administrative duties to one or more of our officers, agents or advisors, by which the delegated individual may:

  •
  designate employees to receive awards under the 2011 Equity Plan; and

  •
  determine the size of any such awards.

        However, the Committee may not delegate such responsibilities to any such officer for awards granted to an employee who is Section 16 officer, director, or more than 10% beneficial owner as determined by the Committee in accordance with Section 16 of the Securities Exchange Act of 1934. The resolution providing for such authorization must set forth the total number of shares of common stock any delegated officer may grant and the officer must report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the delegated authority.

        Amendments.    The Board may at any time and from time to time amend the 2011 Equity Plan in whole or in part. However, if an amendment to the 2011 Equity Plan will be subject to stockholder approval if the amendment would:

  •
  materially increase the benefits accruing to participants under the 2011 Equity Plan;

  •
  materially increase the number of securities which may be issued under the 2011 Equity Plan;

  •
  materially modify the requirements for participation in the 2011 Equity Plan; or

  •
  need to be approved by our stockholders in order to comply with applicable law or the rules of the New York Stock Exchange (or our applicable securities exchange).

        If permitted by Section 409A of the Code and Section 162(m) of the Code, in the case of an involuntary termination or employment or a termination of the employment of a participant by reason of death, disability, or retirement or in the event of a change in control, the Committee may accelerate the time at which:

  •
  an option or SAR may be exercised;

  •
  the restrictions for restricted stock, RSUs or other awards may lapse; or

  •
  the performance requirements for performance shares and performance units may be deemed achieved.

        The Board may, in its discretion, terminate the 2011 Equity Plan at any time. Termination of the 2011 Equity Plan will not affect the rights of participants or their successors under any outstanding awards and not exercised in full on the date of termination.

        No Repricing of Stock Options or SARs.    Except in connection with certain corporate transactions described in the 2011 Equity Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without stockholder approval. This restriction is intended to prohibit the repricing of "underwater" stock options and SARs and will not be construed to prohibit the adjustments in connection with certain corporate transactions provided for in the 2011 Equity Plan.

        Detrimental Activity.    Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee, if a participant, either during employment by us or a subsidiary or within a specified period after termination of such employment, engages in any detrimental activity (as defined in the 2011 Equity Plan). In addition, any award agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Securities Exchange Act of 1934 and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the common stock may be traded.

        Transferability.    Except as otherwise determined by the Committee, generally, no stock option, SAR or other derivative security granted under the 2011 Equity Plan will be transferable by the participant except to the participant's immediate family members, as provided in the 2011 Equity Plan, or by will or the laws of descent and distribution, and in no event will any such award granted under the 2011 Equity Plan be transferred for value.

        Adjustments.    The Committee will make or provide for such adjustments in the numbers of shares of common stock covered by outstanding awards granted under the 2011 Equity Plan and, if applicable, in the number of shares of common stock covered by other awards, in the option price and base price provided in outstanding stock options and SARs, and in the kind of shares covered by the awards as the Committee may determine is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from:

  •
  any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of our company;

  •
  any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or

  •
  any other corporate transaction or event having an effect similar to these events or transactions.

        In the event of any such transaction or event or in the event of a change in control, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 2011 Equity Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

        In addition, for each stock option or SAR with an option price or base price greater than the consideration offered in connection with any such transaction or event or change in control, the Committee may in its sole discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee will also make adjustments in the total number of shares available under the 2011 Equity Plan and any other share limits under the 2011 Equity Plan as the Committee may determine is appropriate to reflect any transaction or event described above. However, any adjustment to the number of ISOs that may be granted under the 2011 Equity Plan will be made only if and to the extent that such adjustment would not cause any option intended to qualify as an ISO to fail to so qualify.

        Effective Date and Termination.    The 2011 Equity Plan will be effective as of the date that it is approved by our stockholders. No grant will be made under the 2011 Equity Plan more than 10 years after its effective date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and the terms of the 2011 Equity Plan.

Federal Income Tax Consequences

        The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2011 Equity Plan based on federal income tax laws in effect on January 1, 2010. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

        Non-qualified Stock Options.    In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        SARs.    No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted stock received on the exercise.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        RSUs.    No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

        Performance Shares and Performance Units.    No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted stock received.

  Tax Consequences to the Company or a Subsidiary

        To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the SEC

        We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the 2011 Equity Plan with the SEC pursuant to the Securities Act of 1933 after approval of the 2011 Equity Plan by our stockholders.

New Plan Benefits

        It is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2011 Equity Plan because the grant and actual pay-out of awards under such plans are discretionary.

Vote Required

        The affirmative vote of a majority of votes cast is required for the approval of the Company's 2011 Equity Plan. In addition, the New York Stock Exchange rules require that the total votes cast on the approval of the 2011 Equity Plan represent greater than 50% of the shares outstanding as of the record date.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to employees as of December 31, 2010:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,065,051	$340.48	(1)	614,182
Equity compensation plans not approved by security holders	—	—		—

Total	1,065,051	$340.48		614,182

(1)
Weighted-average exercise price excludes restricted share units which have no exercise price.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE GEORGIA GULF CORPORATION 2011 EQUITY AND PERFORMANCE INCENTIVE PLAN.

 PROPOSAL VI—APPROVAL OF THE GEORGIA GULF CORPORATION
ANNUAL INCENTIVE COMPENSATION PLAN

        The Board of Directors unanimously approved and adopted the Georgia Gulf Corporation Annual Incentive Compensation Plan (the "Annual Plan") on March 25, 2011, subject to the approval of our stockholders. The Annual Plan, if approved by our stockholders, will be effective for the 2011 fiscal year and will have no expiration date.

        If approved by shareholders, the Annual Plan will be our annual incentive plan for the fiscal year beginning on January 1, 2011. We propose to adopt the Annual Plan to meet the requirements of Section 162(m) of the Code. Generally, Section 162(m) of the Code prevents a company from receiving a federal income tax deduction for compensation paid to its Chief Executive Officer and certain of its most highly compensated executive officers in excess of $1 million for any year unless that compensation is performance-based. One of the requirements of "performance-based compensation" for purposes of Section 162(m) of the Code is that certain material terms of the performance-based compensation be approved by the company's stockholders.

        The Annual Plan and the performance objectives under the Annual Plan must be approved by our stockholders in order for the awards under the Annual Plan to qualify as "performance-based" compensation under Section 162(m) of the Code. If the Annual Plan is not approved by our stockholders, any awards made under the Annual Plan for the 2011 fiscal year will be rescinded and no additional awards will be made under the Annual Plan.

        Our Board of Directors believes that approval of the Annual Plan will benefit our company and our stockholders by enabling us to continue to attract and retain outstanding key employees who can contribute to our strong performance without limiting our ability to deduct compensation awarded under the Annual Plan for federal income tax purposes.

        A copy of the Annual Plan is attached as Annex C to this proxy statement and the following summary of the material terms of the Annual Plan is qualified in its entirety by reference to that Annex.

Summary of the Annual Plan

        Purpose.    The purpose of the Annual Plan is to is to help us attract and retain key employees by providing certain key employees with the opportunity to receive incentive compensation as a reward for levels of performance above the ordinary performance standards compensated by base salary and for contributions to help us meet our financial and business objectives. The Annual Plan will also allow us to preserve the deductibility of all or a portion of the short-term incentive compensation awards made to certain employees under the Annual Plan.

        Administration and Eligibility.    The Annual Plan will be administered by the Leadership Development and Compensation Committee of our Board of Directors (referred to in this Proposal VI as the "Committee"). Our salaried employees, including our directors who are also employees of the Company, who, in the judgment of the Committee, occupy key positions in which their efforts may significantly contribute to our performance (or who are expected to contribute or have contributed significantly to our performance) are eligible to participate in the Annual Plan. As of March 25, 2011, there were 80 individuals who were eligible to participate in the Annual Plan. Employees of our subsidiaries are eligible to participate in the Annual Plan. The Committee will identify Annual Plan participants for each year not later than the 90th day of each year, although new participants may be added at a later date, subject to restrictions under Section 162(m) of the Code. The Committee may also make discretionary awards to our employees who were not previously designated as participants.

        Awards.    Each year, the Committee establishes a dollar-denominated maximum level of short-term incentive opportunity for each participant as a percentage of his or her base salary. No minimum, threshold or target award levels will be established. The maximum award level represents the maximum amount of incentive award that may be paid to each participant for a performance period, even if the maximum performance level is exceeded. Under no circumstances will any participant receive a final award under the Annual Plan in any calendar year exceeding $2,500,000. Awards may be designated as Qualified Performance-Based Awards to satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code. Multiple awards may be granted to a participant if no two of such awards have identical performance periods.

        Final awards under the Annual Plan will be paid to participants for one-year performance periods in amounts initially determined pursuant to the achievement of performance goals and one or more formulas that will be based upon specified performance objectives of the company and/or the company's subsidiaries or other business units, and then based on the Committee's potential use of discretionary authority to decrease the amount of any award that would otherwise be payable to a participant. The performance objectives for any award (or portion thereof) that is designated by the Committee to be a "qualified performance-based award" under Section 162(m) of the Code will be established by the Committee not later than the 90th day of the performance period on which the award is to be based and prior to the completion of 25% of the performance period. The Committee must certify that the performance objectives and any other material terms were met or exceeded prior to payment of any final award. No award, including any award equal to the maximum award, will be payable under the Annual Plan to any participant except as determined by the Committee.

        In general, unless otherwise determined by the Committee, if a participant terminates employment before the last day of a performance period, he or she will not receive an award for the performance period. In addition, unless otherwise determined by the Committee, a participant who is employed at the end of the performance period but has not served for the entire performance period shall be paid a pro-rata award based on the participant's actual number of days of employment during the performance period.

        Awards will be paid in cash during the period from January 1st through March 15th of the calendar year following the end of each performance period, and are subject to applicable withholdings and deductions.

        Performance Objectives.    Measurable performance objectives will be established for awards pursuant to the Annual Plan. Performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region, function or other organizational unit within the company or subsidiary in which the participant is employed. The performance objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within other companies, and may be made relative to an index or one or more of the performance objectives. The Committee may grant awards subject to performance objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The performance objectives applicable to any Qualified Performance-Based Award will be based on one or more, or a combination, of the following criteria: price of our common stock; market share; sales; return on equity, assets, capital or sales; economic profit; total shareholder return; costs; margins; earnings or earnings per share; cash flow; customer satisfaction; pre-tax profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; debt/capital ratio; compliance with covenants under our principal debt agreements; and any combination of these performance objectives.

        Amendment and Termination.    The Committee may alter or amend the Annual Plan or terminate the Annual Plan, but no such action will, without the consent of a participant, affect the rights in an outstanding award of such participant. No increase, change or adjustment may be made that would cause a Qualified Performance-Based Award to no longer qualify for the exception for "qualified performance-based compensation" under Section 162(m) of the Code.

New Plan Benefits

        In connection with our adoption, subject to stockholder approval, of the Annual Plan, we have made awards to certain executive officers and employees under the Annual Plan. These awards will only be effective if the Annual Plan receives stockholder approval. Furthermore, the actual amount of the awards that will be paid under the Annual Plan will depend upon the attainment, and certification by the Committee, of specified performance objectives in or for our 2011 fiscal year. As a result, the exact amounts payable under these awards are not determinable at this time.

        The table below sets forth the amounts potentially payable under awards made pursuant to the Annual Plan for the 2011 fiscal year, assuming target performance levels are achieved, and that each respective participant remains in the employ of the Company with their current base salary. Under the Annual Plan, awards for the 2011 fiscal year, when paid, may range from 0% to 240% of the respective target amounts.

NEW PLAN BENEFITS

Georgia Gulf Corporation Annual Incentive Compensation Plan

Name and Position	Dollar Value of Award at Target Performance Level ($)
Paul D. Carrico	790,000
President and Chief Executive Officer
Gregory C. Thompson	311,837
Chief Financial Officer
Mark J. Orcutt	348,719
Executive Vice President, Building Products
Joseph C. Breunig	316,550
Executive Vice President—Chemicals
Joel I. Beerman	232,500
Vice President—General Counsel and Secretary
Executive Group(1)	2,196,556
Non-Executive Director Group(2)	—
Non-Executive Officer Employee Group(3)	—

(1)
This group consists of all current executive officers.

(2)
This group consists of all current non-employee directors, none of whom are eligible to participate in the Annual Plan.

(3)
This group consists of all employees, including our current officers who are not executive officers.

Vote Required

        The affirmative vote of a majority of votes cast is required to approve the Annual Plan.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO APPROVE THE GEORGIA GULF CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN.

 PROPOSAL VII—RATIFICATION AND APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of the Board of Directors has appointed Ernst & Young LLP ("E & Y") as the Company's independent registered public accounting firm for the year ending December 31, 2011. The Board of Directors recommends that this appointment be ratified. If the stockholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year it if determines that such a change would be in the best interests of the Company and its stockholders.

        E & Y has served as our independent registered public accounting firm since March 15, 2011. Prior to such time, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") served as our independent registered public accounting firm. See "Changes in Independent Registered Public Accounting Firm" below. Representatives of each of Deloitte and E & Y are expected to be present at the annual meeting and, if present, will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Independent Registered Public Accounting Firm's Fees

        For the years ended December 31, 2010 and 2009, Deloitte provided certain professional services. Audit, audit-related and tax fees aggregated to $2,128,226 and $3,030,527 for the years ended December 31, 2010 and 2009, respectively, and consisted of the following:

        Audit Fees.    The aggregate fees billed for the annual audit of our consolidated financial statements for the years ended December 31, 2010 and 2009, for the quarterly reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-Q in those periods, and for audit services provided in connection with other statutory or regulatory filings were $1,614,119 and $2,180,980, respectively.

        Audit-Related Fees.    The aggregate fees billed for audit-related services for the years ended December 31, 2010 and 2009 were $85,810 and $345,101, respectively. These fees related to employee benefit plan audits, accounting consultation services and other attestation services.

        Tax Fees.    The aggregate fees billed for tax services for the years ended December 31, 2010 and 2009 were $428,297 and $504,446, respectively. These fees related to the review of federal and state tax returns, tax compliance fees, general tax consulting services and property tax services.

        All Other Fees.    There were no other fees paid to Deloitte for the years ended December 31, 2010 or 2009.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm.

        Under the policy, pre-approval is generally provided for work associated with registration statements under the Securities Act of 1933 (for example, comfort letters or consents); statutory or other financial audit work for affiliated subsidiaries that is not required for the Securities Exchange Act of 1934 (the "1934 Act") audits or filings; due-diligence work for potential acquisitions or disposals; attest services required by statute or regulation; adoption of new accounting pronouncements or auditing and disclosure requirements and accounting or regulatory consultations; internal control reviews and assistance with internal control reporting requirements; tax compliance, tax planning and related tax services, excluding any tax service prohibited by regulatory or other oversight authorities; and assistance and consultation on questions raised by regulatory agencies. For each proposed service, the independent registered public accounting firm is required to provide supporting documentation at the time of approval to permit the audit committee to make a determination whether the provision of such services would impair the independent registered public accounting firm's independence.

        The audit committee has approved in advance certain permitted services whose scope is routine in nature. These services are (i) statutory or other financial audit work for affiliated subsidiaries that is not required for the 1934 Act audit, (ii) certain tax compliance services, (iii) the audit of our employee benefit plans; (iv) certain services related to the Company's filing of various registration statements.

Changes in Independent Registered Public Accounting Firm

        The Company, with the approval of the audit committee, dismissed Deloitte as the independent registered public accounting firm engaged to audit the Company's consolidated financial statements and engaged E&Y as the Company's independent registered public accounting firm for the year ending December 31, 2011, on March 15, 2011.

        During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report.

        There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2010 and 2009, or during the subsequent interim period through March 15, 2011, except for the existence of a material weakness in internal control over financial reporting discussed below.

        Deloitte's reports dated March 11, 2010 (November 19, 2010 as to the effects of the restatements and the material weakness identified in the report) and March 10, 2011 relating to the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and December 31, 2010 and 2009, respectively, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the periods ended December 31, 2009 and December 31, 2010, respectively, did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each of Deloitte's reports relating to the effectiveness of the Company's internal control over financial reporting as of December 31, 2009 and December 31, 2010, expressed an adverse opinion on the effectiveness of the Company's internal control over financial reporting because of the material weakness described below.

        As previously disclosed, during 2010, management of the Company identified certain errors within our accounting for income taxes area that caused the Company to restate its previously issued financial statements for certain interim periods within, and annual periods ended, December 31, 2007, 2008 and 2009, as well as certain interim periods in the year ended December 31, 2010. The first was a manual input error to a spreadsheet model by a third-party tax professional engaged to assist management with complex calculations related to our 2009 financial restructuring activities, which error was not detected by management. The second area of errors was the misapplication of the Financial Accounting Standards Board's Accounting Standards Codification Topic 740, Accounting for Income Taxes ("ASC Topic 740"), related to uncertain tax positions which began upon the adoption of ASC Topic 740 in 2007 and impacted our financial condition and results through the first quarter of 2010. The third was an error in a calculation related to paid-up capital distributions in 2006 relating to a foreign affiliate of Royal Group, Inc., one of the Company's subsidiaries, which impacted the Company's financial condition and results for the year ended December 31, 2009, the quarter ended March 31, 2010 and the quarter ended June 30, 2010. The fourth area of errors involved a misapplication of ASC Topic 740 related to an incorrect recording of a deferred tax liability in connection with the tax attribute reduction related to the tax basis in a foreign affiliate of Royal Group, Inc., which impacted the Company's financial condition and results for the year ended December 31, 2009, the quarter ended March 31, 2010 and the quarter ended June 30, 2010.

        Management believes that the Company's controls in the area of accounting for the income tax implications of complex transactions and uncertain tax positions that have been put in place are appropriately designed, and significant progress has been made in our remediation efforts. However management has concluded that, as of December 31, 2010, the deficiencies in the operational effectiveness thereof in the aggregate continue to constitute a material weakness in internal control over financial reporting in these areas.

        The Company has authorized Deloitte to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness.

        During the years ended December 31, 2010 and 2009 and through March 15, 2011, neither the Company nor anyone acting on its behalf consulted with E & Y regarding either; (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that E & Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

        The Company provided Deloitte a copy of the above disclosures and requested that Deloitte furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of that letter, dated March 25, 2011, was filed as Exhibit 16.1 to the Company's current report on Form 8-K/A filed with the SEC on March 25, 2011.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

        We do not know of any matters, other than those stated above, which are to be brought before the meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

        Proposals by stockholders intended to be presented at the 2012 annual meeting must be forwarded in writing and received at our principal executive offices no later than                                    , directed to the attention of the corporate secretary, for consideration for inclusion in our proxy statement for the annual meeting of stockholders to be held in 2012. If you intend to submit a matter for consideration at next year's meeting, other than by submitting a proposal to be included in our proxy statement, you must give timely notice according to our bylaws. Those bylaws provide that, to be timely, your notice must be received by our corporate secretary between                                    and                                     . For each matter you intend to bring before the meeting, your notice must comply with all applicable provisions of our bylaws, including a description of the business you wish to be considered, the reasons for conducting that business at the meeting, and any material interest you have in that business as well as information regarding you and the number of shares of our stock that you own. Any stockholder proposals must comply in all respects with the rules and regulations of the SEC.

ANNUAL REPORT

        A copy of the 2010 Form 10-K report as required to be filed with the SEC, excluding exhibits, will be mailed to stockholders without charge upon written request to: Investor Relations, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346.

Joel I. Beerman Vice President, General Counsel and Secretary
April , 2011

 Annex A

RIGHTS AGREEMENT
DATED AS OF APRIL 26, 2010,
BY AND BETWEEN
GEORGIA GULF CORPORATION
AND
COMPUTERSHARE TRUST COMPANY, N.A.,
AS RIGHTS AGENT

 TABLE OF CONTENTS

1.	Certain Definitions	A-1
2.	Appointment of Rights Agent	A-5
3.	Issue of Right Certificates	A-5
4.	Form of Right Certificates	A-6
5.	Countersignature and Registration	A-7
6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	A-7
7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	A-7
8.	Cancellation and Destruction of Right Certificates	A-8
9.	Company Covenants Concerning Securities and Rights	A-8
10.	Record Date	A-11
11.	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights	A-11
12.	Certificate of Adjusted Purchase Price or Number of Securities	A-17
13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	A-17
14.	Fractional Rights and Fractional Securities	A-19
15.	Rights of Action	A-20
16.	Agreement of Rights Holders	A-21
17.	Right Certificate Holder Not Deemed a Stockholder	A-21
18.	Concerning the Rights Agent	A-21
19.	Merger or Consolidation or Change of Name of Rights Agent	A-22
20.	Duties of Rights Agent	A-22
21.	Change of Rights Agent	A-24
22.	Issuance of New Right Certificates	A-24
23.	Redemption	A-25
24.	Exchange	A-26
25.	Notice of Certain Events	A-26
26.	Notices	A-27
27.	Supplements and Amendments	A-27
28.	Successors; Certain Covenants	A-28
29.	Benefits of This Agreement	A-28
30.	Governing Law	A-28
31.	Severability	A-28
32.	Descriptive Headings, Etc.	A-29
33.	Determinations and Actions by the Board	A-29
34.	Effective Time	A-29
35.	Counterparts	A-29
Exhibit A		A-A-1
Exhibit B		A-B-1

i

 RIGHTS AGREEMENT

        This Rights Agreement, dated as of April 26, 2010 (this "Agreement"), is made and entered into by and between Georgia Gulf Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the "Rights Agent").

RECITALS

        WHEREAS, the Company is currently party to an Amended and Restated Rights Agreement, effective as of December 5, 2000, as amended (the "Original Agreement"), by and between the Company and Computershare Trust Company, N.A. (successor to EquiServe Trust Company, N.A.), as rights agent, pursuant to which certain preferred share purchase rights (the "1990 Rights") have been issued in respect of the Company's Common Shares (as hereinafter defined);

        WHEREAS, the 1990 Rights will expire by their terms at 5:00 p.m., Eastern time, on April 27, 2010;

        WHEREAS, on April 20, 2010, the Board of Directors of the Company authorized and declared a dividend distribution of one right (a "Right") in respect of each of the Company's Common Shares outstanding as of the Close of Business (as hereinafter defined) on May 10, 2010 (the "Record Date"), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meanings indicated:

        (a)   "Acquiring Person" means (i) any Person that has received written notice from the Company that the Board of Directors of the Company has determined such Person to be a member of a Concerted Action Group, if after receipt of such notice (A) such Person (or any of such Person's Affiliates or Associates) or any other Person that has received written notice from the Company that the Board of Directors of the Company has determined such other Person to be a member of the same Concerted Action Group (or any of such other Person's Affiliates or Associates) either (1) becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally or (2) Acts in Concert with any member of such Concerted Action Group (or any Affiliate or Associate of any such member) in an Adverse Manner, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, and (ii) any Person (other than the Company or any Related Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 20% or more of the then-outstanding Common Shares; provided, however, that (x) any Person who would otherwise qualify as an Acquiring Person on the date of this Agreement will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (1) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of additional Common Shares representing 1% or more of the then-outstanding Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (2) any other Person who is the Beneficial Owner of Common Shares representing 1% or more of the then-outstanding Common Shares becomes an

Affiliate or Associate of such Person, provided that the foregoing exclusion shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 20% or more of the then-outstanding Common Shares, and (y) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (1) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of additional Common Shares representing 1% or more of the then-outstanding Common Shares, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (2) any other Person who is the Beneficial Owner of Common Shares representing 1% or more of the then-outstanding Common Shares thereafter becomes an Affiliate or Associate of such Person. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently, and such Person divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

        (b)   A Person will be deemed to have "Acted in Concert" or to be "Acting in Concert" with another Person if the Board of Directors of the Company determines that (i) such Person has knowingly acted or is knowingly acting (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal or otherwise in parallel with, such other Person in relation to acquiring, holding or disposing of any securities of the Company, (ii) each such Person is aware of the other Person's conduct in relation to the Company's securities, and (iii) the conduct of each such Person in relation to the Company's securities constitutes at least a portion of the basis for the conduct of the other Person in relation to the Company's securities.

        (c)   "Adverse Manner" means a manner that the Board of Directors determines is intended, or is reasonably likely, to change or influence the control of the Company or to cause pressure on the Company to take action or enter into a transaction or series of transactions that Board determines represents a threat to the Company's corporate policy and effectiveness that warrants a defensive responsive action by the Company.

        (d)   "Affiliate" and "Associate" will have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were Directors of the Company.

        (e)   A Person will be deemed the "Beneficial Owner" of, and to "Beneficially Own," any securities:

            (i)  which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement; or

           (ii)  the beneficial ownership of which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

          (iii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (iv)  of which any other Person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company;

provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(c) will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Directors of the Company may determine in any specific case.

        (f)    "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

        (g)   "Close of Business" on any given date means 5:00 p.m., Eastern time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., Eastern time, on the next succeeding Business Day.

        (h)   "Common Shares" when used with reference to the Company means the shares of Common Stock, par value $0.01 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), "Common Shares" when used with reference to the Company means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. "Common Shares" when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

        (i)    "Company" means Georgia Gulf Corporation, a Delaware corporation.

        (j)    A Person will be deemed to be a member of a "Concerted Action Group" if the Board of Directors determines that (i) such Person, together with its Affiliates and Associates, Beneficially Owns 5% or more of the Company's then-outstanding Common Shares, and (ii) such Person has Acted in Concert or is Acting in Concert with one or more Persons and either (A) that all of such Persons in the aggregate, and together with their respective Affiliates and Associates, Beneficially Own 20% or more of the Company's then-outstanding Common Shares or (B) that (1) all of such Persons in the aggregate, and together with their respective Affiliates and Associates, Beneficially Own 10% or more of the Company's then-outstanding Common Shares and (2) one or more of such Persons have acted, or are acting or are reasonably likely to act in an Adverse Manner.

        (k)   "Distribution Date" means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day after the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of

Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company or any Related Person), if upon the consummation thereof such Person would be the Beneficial Owner of 20% or more of the then-outstanding Common Shares.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Expiration Date" means the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23, and (iii) the time at which all exercisable Rights are exchanged as provided in Section 24.

        (n)   "Final Expiration Date" means (i) the third anniversary of the Record Date, or (ii) the day following the certification of the voting results of the Company's 2011 annual meeting of stockholders, if prior to that date a proposal to approve this Agreement has not received the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy, entitled to vote and actually voted on the proposal at a duly called meeting of stockholders, or any adjournment or postponement thereof, at which a quorum is present.

        (o)   "Flip-in Event" means any event described in clauses (A), (B) or (C) of Section 11(a)(ii).

        (p)   "Flip-over Event" means any event described in clauses (i), (ii) or (iii) of Section 13(a).

        (q)   "Issuer" has the meaning set forth in Section 13(b).

        (r)   "Person" means any individual, firm, corporation, limited liability company or other legal entity, and includes any successor (by merger or otherwise) of such entity.

        (s)   "Preferred Shares" means shares of Junior Participating Preferred Stock, par value $0.01 per share, of the Company.

        (t)    "Purchase Price" means initially $100.00 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.

        (u)   "Record Date" has the meaning set forth in the Recitals to this Agreement.

        (v)   "Redemption Price" means $0.001 per Right, subject to adjustment by resolution of the Board of Directors of the Company to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

        (w)  "Related Person" means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

        (x)   "Right" has the meaning set forth in the Recitals to this Agreement.

        (y)   "Right Certificates" means certificates evidencing the Rights, in substantially the form attached as Exhibit A.

        (z)   "Rights Agent" means Computershare Trust Company, N.A., a federally chartered trust company, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, "Rights Agent" means such successor Rights Agent.

        (aa) "Securities Act" means the Securities Act of 1933, as amended.

        (bb) "Share Acquisition Date" means the first date of public announcement by the Company (by press release, filing made with the Securities and Exchange Commission or otherwise) that an Acquiring Person has become such.

        (cc) "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), "Subsidiary" when used with reference to any Person means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

        (dd) "Trading Day" means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

        (ee) "Triggering Event" means any Flip-in Event or Flip-over Event.

        2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment and hereby agrees to comply with the applicable requirements governing transfer agents and registrars. The Company may from time to time act as Co-Rights Agent or appoint such Co-Rights Agents as it may deem necessary or desirable upon ten days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

        3.    Issue of Right Certificates.    (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof, which certificates representing Common Shares will also be deemed to be Right Certificates (or, if the Common Shares are uncertificated, by the registration of the associated Common Shares on the stock transfer books of the Company), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. Commencing as promptly as practicable after the Record Date, the Company will make available a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit B to any holder of Rights who may request it from time to time prior to the Expiration Date.

        (b)   Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

  This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Georgia Gulf Corporation and Computershare Trust Company, N.A., dated as of April 26, 2010 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Georgia Gulf Corporation. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Georgia Gulf Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

        (c)   Any Right Certificate issued pursuant to this Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

  The Rights represented by this Right Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.

        (d)   As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

        (e)   In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

        4.    Form of Right Certificates.    The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit A with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

        5.    Countersignature and Registration.    (a) The Right Certificates will be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and will have affixed thereto the Company's seal or a facsimile thereof which will be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        (b)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at the principal office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

        6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.    (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver, a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

        (b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.    (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein)

in whole or in part at any time after the Distribution Date and prior to the Expiration Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d).

        (b)   Upon receipt of a Right Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when appropriate, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(l).

        (c)   In case the registered holder of any Right Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

        (d)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request.

        8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

        9.    Company Covenants Concerning Securities and Rights.    The Company covenants and agrees that:

        (a)   It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

        (b)   So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

        (c)   It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

        (d)   It will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

        (e)   It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

        (f)    Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date, the Company will not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

        (g)   In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

        10.    Record Date.    Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        11.    Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights.    The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

  (a)    (i)    In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

           (ii)  Subject to the provisions of Section 24, if:

        (A)  any Person becomes an Acquiring Person; or

        (B)  any Acquiring Person or any Affiliate or Associate of any Acquiring Person, directly or indirectly, (1) merges into the Company or otherwise combines with the Company and the Company is the continuing or surviving corporation of such merger or combination (other than in a transaction subject to Section 13), (2) merges or otherwise combines with any Subsidiary of the Company, (3) in one or more transactions (otherwise than in connection with the exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries) transfers cash, securities or any other property to the Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtains from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (otherwise than as part of a pro rata distribution to all holders of shares of any class of capital stock of the Company, or any of its Subsidiaries), (4) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes (in one or more transactions) to, from, with or of, as the case may be, the Company or any of its Subsidiaries (otherwise than in a transaction subject to Section 13), any property, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in an arm's-length transaction with an unaffiliated third party, (5) receives any compensation from the Company or any of its Subsidiaries other than compensation as a director or a regular full-time employee, in either case at rates consistent with the Company's (or its Subsidiaries') past practices, or (6) receives the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries; or

        (C)  during such time as there is an Acquiring Person, there is any reclassification of securities of the Company (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person), other than a transaction subject to Section 13, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or of securities exercisable or exchangeable for or convertible into equity securities of the Company or any of its Subsidiaries, of which an Acquiring Person, or any Affiliate or Associate of any Acquiring Person, is the Beneficial Owner;

then, and in each such case, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Directors of the Company have determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

          (iii)  Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board of Directors of the Company will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board of Directors of the Company) to the Common Shares (for purposes of this Section 11(a)(iii), "equivalent common shares"). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board of Directors of the Company has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the "Exercise Value") over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

        (b)   In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), "equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors of the Company, whose determination will be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (c)   In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination will be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

  (d)    (i)    For the purpose of any computation hereunder, the "current per share market price" of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, "current per share market price" will mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination will be described in a statement filed with the Rights Agent.

           (ii)  For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares will be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, "current per share market price" of the Preferred Shares will mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination will be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.

        (e)   Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

        (f)    If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

        (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h)   Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        (i)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

        (j)    Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificate issued hereunder.

        (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

        (l)    In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

        (m)  Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of Directors of the Company determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.

        (n)   Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

        12.    Certificate of Adjusted Purchase Price or Number of Securities.    Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26.

        13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.    (a) In the event that:

            (i)  at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

           (ii)  at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

          (iii)  at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries;

then, and in each such case, proper provision will be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of such Flip-over Event (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

        (b)   For purposes of this Section 13, "Issuer" means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

        (c)   The Company will not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:

          (A)  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

          (B)  take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or "blue sky" laws in connection with the exercisability of the Rights; and

          (C)  deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

        (d)   The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

        14.    Fractional Rights and Fractional Securities.    (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board of

Directors of the Company, whose determination will be described in a statement filed with the Rights Agent.

        (b)   The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, whose determination will be described in a statement filed with the Rights Agent.

        (c)   Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board of Directors of the Company, whose determination will mean the fair value thereof as will be described in a statement filed with the Rights Agent.

        15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right

Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

        16.    Agreement of Rights Holders.    Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a)   Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

        (b)   After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;

        (c)   The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;

        (d)   Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14.

        (e)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

        17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of Directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

        18.    Concerning the Rights Agent.    (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent for, and hold it harmless against, any loss, liability, suit, action, proceeding or expense, incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

        (b)   The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons.

        19.    Merger or Consolidation or Change of Name of Rights Agent.    (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        (b)   If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

        20.    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        (c)   The Rights Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

        (d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

        (e)   The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in Rights becoming void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

        (f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

        (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

        (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company's written instructions.

        (k)   The Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

        21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has individually or combined with an Affiliate at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board of Directors of the Company determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

        23.    Redemption.    (a) Prior to the Expiration Date, the Board of Directors of the Company may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board of Directors of the Company).

        (b)   Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors of the Company (based upon the fair market value of such other consideration, determined by the Board of Directors of the Company in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

        24.    Exchange.    (a) The Board of Directors of the Company may, at its option, at any time after the later of the Share Acquisition Date and the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Any such exchange will be effective immediately upon the action of the Board of Directors of the Company ordering the same, unless such action of the Board of Directors of the Company expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board of Directors of the Company). Notwithstanding the foregoing, the Board of Directors of the Company will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.

        (b)   Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

        (c)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company (whose determination will be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

        25.    Notice of Certain Events.    (a) If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

        (b)   In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event, which specifies the event and the consequences of the event to holders of Rights.

        (c)   Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of any Rights or of any Common Shares for purposes of this Agreement.

        26.    Notices.    (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent by overnight delivery service or first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Georgia Gulf Corporation
    115 Perimeter Place, Suite 460
    Atlanta, Georgia 30346
    Attention: General Counsel

        (b)   Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    Computershare Trust Company, N.A.
    250 Royall Street
    Canton, Massachusetts 02021
    Attention: Client Services

        (c)   Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        27.    Supplements and Amendments.    Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board of Directors of the Company may determine to be appropriate. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors to take any other action that is consistent with its fiduciary duties under Delaware law, including without limitation accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan with such terms as the Board of Directors determines in its sole discretion to be appropriate.

        28.    Successors; Certain Covenants.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

        29.    Benefits of This Agreement.    Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or prior to the Distribution Date, the Common Shares).

        30.    Governing Law.    This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

        31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

        32.    Descriptive Headings, Etc.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

        33.    eterminations and Actions by the Board.    For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising any and all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation the right and power (i) to interpret the provisions of this Agreement (including without limitation Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder), (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including without limitation any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become void), and (iii) to rescind any determination previously made by the Board of Directors of the Company, with such prospective or retroactive effect as the Board deems to be appropriate or advisable. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board of Directors of the Company in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board of Directors of the Company to any liability to any Person, including without limitation the Rights Agent and the holders of the Rights.

        34.    Effective Time.    Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Close of Business on April 27, 2010.

        35.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

GEORGIA GULF CORPORATION
By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President, General Counsel and Secretary
COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ DENNIS V. MOCCIA
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administrator

EXHIBIT A

FORM OF RIGHT CERTIFICATE

Certificate No. R- Rights

NOT EXERCISABLE AFTER [INSERT FINAL EXPIRATION DATE] OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.

Right Certificate
 GEORGIA GULF CORPORATION

        This certifies that                                    , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of April 26, 2010 (the "Rights Agreement"), between Georgia Gulf Corporation, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the principal office or offices of the Rights Agent designated for such purpose, one one-hundredth of a fully paid nonassessable share of Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $100.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.

        As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.

        This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and can be obtained from the Company without charge upon written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

        Pursuant to the Rights Agreement, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any

A-A-1

Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

        This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the principal office of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

        The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

        No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.

        This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

A-A-2

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                                    ,                         .

ATTEST:		GEORGIA GULF CORPORATION
		By:	Name: Title:
Countersigned: COMPUTERSHARE TRUST COMPANY, N.A.
By:	Authorized Signature

A-A-3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED,                                    hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                    Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                    ,

Signature
Signature Guaranteed:

A-A-4

CERTIFICATE

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Right Certificate [            ] are [            ] are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                                    ,

Signature

A-A-5

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate)

To Georgia Gulf Corporation:

        The undersigned hereby irrevocably elects to exercise                                    Rights represented by this Right Certificate to purchase the one one-hundredths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:                                    ,

Signature
Signature Guaranteed:

A-A-6

CERTIFICATE

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Right Certificate [            ] are [            ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                                    ,

Signature

NOTICE

        Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

A-A-7

EXHIBIT B

Summary of Rights to Purchase Preferred Shares

        On April 20, 2010, the Board of Directors of Georgia Gulf Corporation declared a dividend of one preferred share purchase right for each outstanding common share. The dividend is payable on May 10, 2010 to our stockholders of record on that date. The terms of the rights and the rights plan are set forth in a Rights Agreement, dated as of April 26, 2010, by and between Georgia Gulf Corporation and Computershare Trust Company, N.A., as rights agent.

        Our Board adopted the rights plan to protect our stockholders from coercive takeover practices or takeover bids that are inconsistent with their best interests. In general terms, the rights plan may impose a significant penalty upon any person or group that is or becomes the beneficial owner of 20% or more of our outstanding common shares (or, in the case of a person or group that beneficially owns 20% or more of the company's outstanding common shares as of April 27, 2010, additional common shares representing 1% or more of the outstanding shares) without the prior approval of our Board. The rights plan may also impose a significant penalty upon certain groups of stockholders that together beneficially own 20% or more (10% or more in cases where our Board has determined that one or more of such stockholders have acted, are acting or are reasonably likely to act in an "adverse manner," as described below) of our common shares and that have been determined by our Board to have acted or to be acting in concert or in parallel in relation to acquiring, holding or disposing of any securities of the Company, if, after receipt of notice of that Board determination any member of the group becomes the beneficial owner of additional common shares, or takes additional concerted or parallel action in an "adverse manner." An "adverse manner" is a manner that our Board determines is intended or is reasonably likely to change or influence the control of the Company or to pressure the Company to act in ways that the Board determines represents a threat to the Company's corporate policy and effectiveness. A person or group that acquires beneficial ownership of the Company's shares and/or engages in other actions sufficient to cause the rights to be triggered is called an "acquiring person." Any rights held by an acquiring person will be void and may not be exercised.

        This summary of rights provides a general description of the rights plan. Because it is only a summary, this description should be read together with the entire rights plan, which we incorporate in this summary by reference. We have filed the rights plan with the Securities and Exchange Commission as an exhibit to our registration statement on Form 8-A. Upon written request, we will provide a copy of the rights plan free of charge to any stockholder.

The Rights.    Our Board of Directors authorized the issuance of one right per each outstanding common share on May 10, 2010. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of our Junior Participating Preferred Stock for a purchase price of $100.00. Each fractional preferred share would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

Exercisability.    The rights will not be exercisable until the earlier of:

•    10 days after a public announcement by Georgia Gulf Corporation that a person or group has become an acquiring person; and

•    10 business days (or a later date determined by our Board) after a person or group begins a tender or exchange offer that, if completed, would result in that person or group being the beneficial owner of 20% or more of Georgia Gulf Corporation's common shares.

We refer to the date that the rights become exercisable as the "distribution date." Until the distribution date, our common share certificates will also evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the distribution date will constitute a transfer of the

A-B-1

associated rights. After the distribution date, the rights will separate from the common shares and be evidenced by separate right certificates.

        Flip-in Event.    After the distribution date, if a person or group is or becomes an acquiring person, all holders of rights, except an acquiring person, may exercise their rights upon payment of the purchase price to purchase our common shares (or other securities or assets as determined by the Board) with a market value of two times the purchase price.

        Flip-over Event.    After the distribution date, if a flip-in event has already occurred and Georgia Gulf Corporation is acquired in a merger or similar transaction, all holders of rights except an acquiring person may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring corporation with a market value of two times the purchase price of the rights.

        Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or exchange offer described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase common shares or other securities as described above.

Expiration.    Unless earlier redeemed or exchanged, the rights will expire (i) on the third anniversary of issuance, or (ii) on the day following the certification of the voting results of the Company's 2011 annual meeting of stockholders, if prior to that date a proposal to approve the rights plan has not received the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy, entitled to vote and actually voted on the proposal and which has actually been voted at a duly called meeting of stockholders, or any adjournment or postponement thereof, at which a quorum is present.

Redemption.    Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by Georgia Gulf Corporation that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of rights will be to receive the redemption price. The Board may adjust the redemption price if we declare a stock split or issue a stock dividend on our common shares.

Exchange.    After the later of the distribution date and the date of the first public announcement by Georgia Gulf Corporation that a person or group has become an acquiring person, but before any person beneficially owns 50% or more of our outstanding common shares, our Board may exchange each right (other than rights that have become void) for one common share or an equivalent security.

Anti-Dilution Provisions.    Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common shares. No adjustments to the purchase price of less than 1% will be made.

Amendments.    Before the time rights cease to be redeemable, our Board may amend or supplement the rights plan without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our Board may amend or supplement the rights plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the rights plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board's ability to amend the rights plan does not affect our Board's power or ability to take any other action that is consistent with its fiduciary duties,

A-B-2

including without limitation accelerating or extending the expiration date of the rights, making any amendment to the rights plan that is permitted by the rights plan or adopting a new rights plan with such terms as our Board determines in its sole discretion to be appropriate.

*    *    *

A-B-3

 Annex B

GEORGIA GULF CORPORATION
2011 EQUITY AND PERFORMANCE INCENTIVE PLAN

        1.    Purpose.    The purpose of this Georgia Gulf Corporation 2011 Equity and Performance Incentive Plan is to attract and retain Directors, consultants, officers and other employees of Georgia Gulf Corporation, a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for performance.

        2.    Definitions.    As used in this Plan,

          (a)   "Appreciation Right" means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

          (b)   "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Committee" means a committee of the Board designated by the Board to administer this Plan pursuant to Section 11 of this Plan consisting solely of not less than two Non-Employee Directors.

          (e)   "Business Combination" means a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company.

          (f)    "Change in Control" has the meaning set forth in Section 13 of this Plan.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (h)   "Common Stock" means the common stock of the Company, $0.01 par value, or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

          (i)    "Company" means Georgia Gulf Corporation, a Delaware corporation.

          (j)    "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

          (k)   "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

          (l)    "Detrimental Activity" means:

      (i)
      Engaging in any activity as an employee, principal, agent, or consultant for another entity that competes, directly or indirectly, with the Company in any actual, researched, or prospective product, service, system, or business activity for which the Participant has had any direct or indirect responsibility during the last five years of his or her employment with, or having acted as a consultant to, the Company or a Subsidiary (or such other period specified in an Evidence of Award), in any territory in which the Company or a Subsidiary manufactures, sells, markets, services, or installs such product, service, or system, or engages in such business activity (or any portion of such territory or such other territory specified in the Evidence of Award).

      (ii)
      Soliciting any employee of the Company or a Subsidiary to terminate his or her employment with the Company or a Subsidiary.

      (iii)
      The disclosure to anyone outside the Company or a Subsidiary, or the use in other than the Company's or a Subsidiary's business, without prior written authorization from the Company, of any confidential, proprietary or trade secret information or material relating to the business of the Company or its Subsidiaries, acquired by the Participant during his or her employment with the Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries.

      (iv)
      The failure or refusal to disclose promptly and to assign to the Company upon request all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by, or while consulting with, the Company or any Subsidiary, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary to secure a patent where appropriate in the United States and in other countries.

      (v)
      Activity that results in Termination for Cause. For the purposes of this Section, "Termination for Cause" will mean a termination:

      (A)
      due to the Participant's willful and continuous gross neglect of his or her duties for which he or she is employed; or

      (B)
      due to an act of dishonesty on the part of the Participant constituting a felony resulting or intended to result, directly or indirectly, in his or her gain for personal enrichment at the expense of the Company or a Subsidiary.

      (vi)
      Any other conduct or act determined to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

          (m)  "Director" means a member of the Board.

          (n)   "Effective Date" means the date this Plan is approved by the stockholders of the Company.

          (o)   "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under the Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          (q)   "Existing Plan" means the Georgia Gulf Corporation 2009 Equity and Performance Incentive Plan.

          (r)   "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

          (s)   "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          (t)    "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region, function or other organizational unit within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on one or more, or a combination, of the following metrics:

    (i)
    price of Common Stock;

    (ii)
    market share;

    (iii)
    sales;

    (iv)
    return on equity, assets, capital or sales;

    (v)
    economic profit;

    (vi)
    total shareholder return;

    (vii)
    costs;

    (viii)
    margins;

    (ix)
    earnings or earnings per share;

    (x)
    cash flow;

    (xi)
    customer satisfaction;

    (xii)
    pre-tax profit;

    (xiii)
    earnings before interest and taxes;

    (xiv)
    earnings before interest, taxes, depreciation and amortization;

    (xv)
    debt/capital ratio;

    (xvi)
    compliance with covenants under the Company's principal debt agreements; and

    (xvii)
    any combination of the foregoing.

        If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee.

        (u)   "Market Value per Share" means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, on any other national securities exchange on which the Common Stock is listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

        (v)   "Non-Employee Director" means a person who is a "Non-Employee Director" of the Company within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder by the U.S. Department of the Treasury.

        (w)  "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

        (x)   "Option Price" means the purchase price payable on exercise of an Option Right.

        (y)   "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

        (z)   "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time a consultant, an officer, or other employee of the Company or any Subsidiary or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each non-employee Director who receives an award under this Plan. The term "Participant" will also include any person who provides services to the Company or a Subsidiary that are equivalent to those typically provided by an employee.

        (aa) "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

        (bb) "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

        (cc) "Performance Unit" means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

        (dd) "Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

        (ee) "Plan" means the Georgia Gulf Corporation 2011 Equity and Performance Incentive Plan, as may be amended from time to time.

        (ff)  "Qualified Performance-Based Award" means any award of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or other awards contemplated under Section 10 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code.

        (gg) "Restricted Stock" means shares of Common Stock granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

        (hh) "Restriction Period" means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

         (ii)  "Restricted Stock Unit" means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive shares of Common Stock or cash at the end of a specified period. Certain awards of Restricted Stock Units that may be earned based on Common Stock price appreciation may be referred to as "Performance Leveraged Units".

        (jj)   "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

        (kk) "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined Voting Power represented by all classes of stock issued by such corporation.

        (ll)   "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

        (mm)  "Voting Power" means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company, or members of the board of directors or similar body in the case of another entity.

        3.     Shares Available Under the Plan.

        (a)   Maximum Shares Available Under Plan.

    (i)
    Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) as Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards to non-employee Directors, (F) as awards contemplated by Section 10 of this Plan, or (G) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 1,800,000 shares of Common Stock. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

    (ii)
    Shares of Common Stock covered by an award granted under this Plan will not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares available under this Plan as of a given date will not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Upon payment in cash of the benefit provided by any award granted under the Plan, any shares of Common Stock that were covered by that award will again be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) if shares of Common Stock are tendered or otherwise used in payment of the Option Price of an Option Right, the total number of shares covered by the Option Right being exercised will reduce the aggregate plan limit described above; (B) shares of Common Stock withheld by the Company to satisfy the tax withholding obligation will reduce the aggregate plan limit described above; and (C) the number of shares of Common Stock covered by an Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not all shares of

      Common Stock covered by the Appreciation Right are actually issued to the Participant upon exercise of the right, will be considered issued or transferred pursuant to this Plan. In the event that the Company repurchases shares with Option Right proceeds, those shares will not be added to the aggregate plan limit described above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate plan limit described above.

        (b)    Limit on Incentive Stock Options.    Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan; the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,800,000 shares of Common Stock.

        (c)    Individual Participant Limits.    Notwithstanding anything in this Section 3, or elsewhere in this Plan to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

    (i)
    No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than 1,000,000 shares of Common Stock during any calendar year.

    (ii)
    No Participant will be granted Qualified Performance-Based Awards of Restricted Stock, Restricted Stock Units, Performance Shares or other awards under Section 10 of this Plan, in the aggregate, for more than 500,000 shares of Common Stock during any calendar year.

    (iii)
    Notwithstanding any other provision of this Plan to the contrary, in no event will any Participant in any calendar year receive a Qualified Performance-Based Award of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $10,000,000.

        (d)   Notwithstanding anything in this Plan to the contrary, up to 10% of the maximum number of shares of Common Stock that may be issued or transferred under this Plan as provided for in Section 3(a) of this Plan, as may be adjusted under Section 12 of this Plan, may be used for (i) awards granted under Sections 6 through 8 and Section 10 of this Plan that do not comply with the three-year or one-year vesting requirements set forth in such Sections of this Plan plus (ii) awards granted to non-employee directors under Section 9 of this Plan.

        4.    Option Rights.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

          (a)   Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b)   Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c)   Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Committee.

          (d)   To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (e)   Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (f)    Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights (i) in the event of the retirement, death or disability of a Participant, or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Option Rights are not assumed or converted into replacement awards in a manner described in the Evidence of Award.

          (g)   Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (h)   Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code.

          (i)    The exercise of an Option Right will result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (j)    No Option Right will be exercisable more than 10 years from the Date of Grant.

          (k)   Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

        5.     Appreciation Rights.

          (a)   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b)   Each grant of Appreciation Rights may utilize any or all of the authorizations contained in the following provisions:

    (i)
    Each grant will specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, shares of Common Stock or in any combination thereof.

    (ii)
    Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

    (iii)
    Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

    (iv)
    Each grant may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Rights or installments thereof will become exercisable. A grant of Appreciation Rights may provide for the earlier exercise of such Appreciation Rights in the event of the retirement, death or disability of a Participant, or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Appreciation Rights are not assumed or converted into replacement awards in a manner described in the Evidence of Award.

    (v)
    Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

    (vi)
    Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

          (c)   Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

          (d)   Regarding Free-Standing Appreciation Rights only:

    (i)
    Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

    (ii)
    Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

    (iii)
    No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6.    Restricted Stock.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

          (a)   Each such grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c)   Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee at the

  Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below. If the elimination of restrictions is based only on the passage of time rather than the achievement of Management Objectives, the period of time will be no shorter than three years, except that the restrictions may be removed ratably during the three-year period, on at least an annual basis, as determined by the Committee.

          (d)   Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e)   Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock; provided, however, that notwithstanding subparagraph (c) above, restrictions relating to Restricted Stock that vests upon the achievement of Management Objectives may not terminate sooner than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of a Qualified Performance-Based Award of Restricted Stock will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock, the Committee must determine that the Management Objectives have been satisfied.

          (f)    Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock (i) in the event of the retirement, death or disability of a Participant or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Restricted Stock is not assumed or converted into replacement awards in a manner described in the Evidence of Award.

          (g)   Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award; provided, however, that dividends or other distributions on Restricted Stock with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

          (h)   Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all shares of Restricted Stock will be held at the Company's transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

        7.    Restricted Stock Units.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units (including

Performance Leveraged Units) to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

          (a)   Each such grant or sale will constitute the agreement by the Company to deliver shares of Common Stock or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify. If a grant of Restricted Stock Units specifies that the Restriction Period will terminate only upon the achievement of Management Objectives or that the Restricted Stock Units will be earned based on the achievement of Management Objectives, then, notwithstanding anything to the contrary contained in subparagraph (c) below, the applicable Restriction Period may not be a period of less than one year from the Date of Grant. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Qualified Performance-Based Awards of Restricted Stock Units will specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units or the earning of such Restricted Stock Units, the Committee must determine that the Management Objectives have been satisfied.

          (b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c)   If the Restriction Period lapses only by the passage of time rather than the achievement of Management Objectives as provided in subparagraph (a) above, each such grant or sale will be subject to a Restriction Period of not less than three years, except that a grant or sale may provide that the Restriction Period will expire ratably during the three-year period, on at least an annual basis, as determined by the Committee.

          (d)   Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period (i) in the event of the retirement, death or disability of a Participant or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Restricted Stock Units are not assumed or converted into replacement awards in a manner described in the Evidence of Award. In such event, the Evidence of Award will specify the time and terms of delivery.

          (e)   During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the shares of Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividends or other distributions on shares of Common Stock underlying Restricted Stock Units with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

          (f)    Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in shares of Common Stock or cash, or a combination thereof.

          (g)   Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

        8.    Performance Shares and Performance Units.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

          (a)   Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b)   The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year) as will be determined by the Committee at the time of grant, which may be subject to earlier lapse or other modification (i) in the event of the retirement, death or disability of a Participant or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Performance Shares and Performance Units are not assumed or converted into replacement awards in a manner described in the Evidence of Award; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Evidence of Award will specify the time and terms of delivery.

          (c)   Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of a Qualified Performance-Based Award of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Committee must determine that the Management Objectives have been satisfied.

          (d)   Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock, in Restricted Stock or Restricted Stock Units or in any combination thereof.

          (e)   Any grant of Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock, shares of Restricted Stock or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

          (f)    The Committee may, at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock, subject in all cases to deferral and payment on a contingent basis based on the Participant's earning of the Performance Shares with respect to which such dividend equivalents are paid.

          (g)   Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

        9.    Awards to Non-Employee Directors.    Subject to the limit set forth in Section 3(d) of this Plan, the Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of shares of Common Stock, Restricted Stock or Restricted Stock Units to non-employee Directors. Each grant of an award to a non-employee Director will be upon such terms and conditions as approved by the Committee, and will be evidenced by an Evidence of Award in such form as will be approved by the Committee. Each grant will specify in the case of an Option Right an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a non-employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a non-employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Non-employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in shares of Common Stock, Restricted Stock, Restricted Stock Units or other awards under the Plan in lieu of cash.

        10.   Other Awards.

          (a)   Subject to applicable law and the limit set forth in Section 3(d) of this Plan, the Committee may grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 10 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Committee determines.

          (b)   The Committee may grant shares of Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

          (c)   If the earning or vesting of, or elimination of restrictions applicable to, an award granted under this Section 10 is based only on the passage of time rather than the achievement of Management Objectives, the period of time shall be no shorter than three years, except that the restrictions may be removed no sooner than ratably on an annual basis during the three-year period as determined by the Committee. If the earning or vesting of, or elimination of restrictions applicable to, awards granted under this Section 10 is based on the achievement of Management Objectives, the earning, vesting or restriction period may not terminate sooner than one year from the Date of Grant.

          (d)   Notwithstanding anything to the contrary contained in this Plan, any grant of an award under this Section 10 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award (i) in the event of the retirement, death or disability of the Participant, or (ii) in the event of a Change in Control where either (A) within a specified period the Participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (B) such Other Awards are not assumed or converted into replacement awards in a manner described in the Evidence of Award. In such event, the Evidence of Award will specify the time and terms of delivery.

        11.   Administration of the Plan.

          (a)   This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

          (b)   The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of awards under this Plan and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

          (c)   The Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act, or any Covered Employee; (B) the resolution providing for such authorization sets forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

        12.    Adjustments.    The Committee will make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of shares of Common Stock covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as the Committee, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee will also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any such adjustment to the number specified in Section 3(b) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

        13.    Change in Control.    For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a "Change in Control" will be deemed to have occurred upon the occurrence of any of the following events:

          (a)   The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of the Voting Power of the Company; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this Section 13.

          (b)   A change in a majority of the members of the Board occurs: (i) within one year following the public announcement of an actual or threatened election contest (as described in Rule 14a-12(c) promulgated under the Exchange Act) or the filing of a Schedule 13D or other public announcement indicating that a Person intends to effect a change in control of the Company, (ii) as a result of the exercise of contractual rights, or (iii) as a result of a majority of the members of the Board having been proposed, designated or nominated by a Person (other than the Company through the Board or a committee of the Board).

          (c)   Consummation of a Business Combination unless, following such Business Combination, (i) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination or any Subsidiary of either of them) beneficially owns, directly or indirectly, 33% or more of the Voting Power of the entity resulting from such Business Combination, and (ii) at least half of the members of the board of directors of the new company resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (d)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        14.    Detrimental Activity and Recapture Provisions.    Any Evidence of Award may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either during employment by the Company or a Subsidiary or within a specified period after termination of such employment, shall engage in any Detrimental Activity. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.

        15.    Non U.S. Participants.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

        16.   Transferability.

          (a)   Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, award contemplated by Section 9 or 10 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution, and in no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant's lifetime only by him or her or, in the event of the Participant's legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

          (b)   The Committee may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

          (c)   Notwithstanding the provisions of Section 16(a), but subject to the prior approval of the Committee, Option Rights (other than Incentive Stock Options) and Appreciation Rights may be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family);

  provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant. "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

        17.    Withholding Taxes.    To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant's benefit is to be received in the form of shares of Common Stock, and such Participant fails to make arrangements for the payment of tax, the Company will withhold such shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other shares of Common Stock held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such shares of Common Stock on the date the benefit is to be included in Participant's income. In no event will the Market Value per Share of the shares of Common Stock to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.

        18.   Compliance with Section 409A of the Code.

          (a)   To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

          (b)   Neither a Participant nor any of a Participant's creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant's benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

          (c)   If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of

  Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

          (d)   Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant's account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

        19.   Amendments.

          (a)   The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of shares of Common Stock which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

          (b)   Except in connection with a corporate transaction or event described in Section 12 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without stockholder approval. This Section 19(b) is intended to prohibit the repricing of "underwater" Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 12 of this Plan.

          (c)   If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, in the case of termination of employment by reason of death, disability or retirement, or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 or 10 subject to any vesting schedule or transfer restriction, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 16(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

  Subject to Section 19(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant's death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 12 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

        20.    Governing Law.    This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

        21.    Effective Date/Termination.    This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected following the Effective Date. No grant will be made under this Plan after May 17, 2021, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

        22.   Miscellaneous Provisions.

          (a)   The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

          (b)   This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

          (c)   To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

          (d)   No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

          (e)   Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

          (f)    No Participant will have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

          (g)   The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          (h)   Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of shares of Common Stock under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (i)    If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect.

 Annex C

GEORGIA GULF CORPORATION
ANNUAL INCENTIVE COMPENSATION PLAN

1.    Purpose of the Plan

        The purpose of the Georgia Gulf Corporation Annual Incentive Compensation Plan (the "Plan") is to help Georgia Gulf Corporation, a Delaware corporation (the "Company"), attract and retain key employees by providing certain key employees with the opportunity to receive incentive compensation as a reward for levels of performance above the ordinary performance standards compensated by base salary and for contributions to help the Company meet its financial and business objectives.

2.    Definitions

        (a)   "Award" means cash paid to a Participant under the Plan for a Performance Period in an amount determined in accordance with Section 5.

        (b)   "Committee" means the Leadership Development and Compensation Committee of the Company's Board of Directors, or any other committee of the Company's Board of Directors that is appointed by the Company's Board of Directors to administer this Plan in accordance with Section 3, so long as the Committee consists of not less than two directors of the Company and each member of the Committee is (i) an "outside director" for purposes of Section 162(m) and (ii) is not an employee of the Company or any of its Subsidiaries.

        (c)   "Covered Employee" means any Participant who is a "covered employee" for purposes of Section 162(m) or any Participant who the Committee determines in its sole discretion could become a "covered employee."

        (d)   "Guidelines" means the guidelines that are approved by the Committee for the administration of the Awards granted under the Plan. To the extent that there is any inconsistency between the Guidelines and the Plan, the Guidelines will control.

        (e)   "Participant" means any person who is classified by the Company or a Subsidiary as a salaried employee and who, in the judgment of the Committee, occupies a key position in which his or her efforts may significantly contribute to the performance of the Company; provided, however, that the Committee may select any employee who is expected to contribute, or who has contributed, significantly to the Company's performance to participate in the Plan and receive an Award hereunder; provided further, that following the end of the Performance Period, the Committee may make one or more discretionary Awards to employees of the Company who were not previously designated as Participants. Directors of the Company who are also employees of the Company are eligible to participate in the Plan.

        (f)    "Payment Period" means, with respect to any Performance Period, the period from January 1 to March 15 of the calendar year immediately following the calendar year in which such Performance Period ends.

        (g)   "Performance Period" means any period of one year (or portion thereof) on which an Award is based, as established by the Committee. Any Performance Period(s) applicable to a Qualified Performance-Based Award will be established by the Committee not later than 90 days after the commencement of the Performance Period on which such Qualified Performance-Based Award will be based and prior to completion of 25% of such Performance Period.

        (h)   "Performance Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants. Performance Objectives may be described in terms of

Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region, function or other organizational unit within the Company or Subsidiary in which the Participant is employed. The Performance Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant awards subject to Performance Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Performance Objectives applicable to any Qualified Performance-Based Award to a will be based on one or more, or a combination, of the following criteria: price of Common Stock; market share; sales; return on equity, assets, capital or sales; economic profit; total shareholder return; costs; margins; earnings or earnings per share; cash flow; customer satisfaction; pre-tax profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; debt/capital ratio; compliance with covenants under the Company's principal debt agreements; and any combination of the foregoing.

        (i)    "Qualified Performance-Based Award" means any Award or portion of an Award granted to a Covered Employee that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m).

        (j)    "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor provision.

        (k)   "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

3.    Administration

        This Plan will be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration (including, without limitation, the Guidelines), and to make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding the foregoing, no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as "applicable employee remuneration" of such Participant, as such term is defined in Section 162(m) (in other words, to no longer qualify for the exception for "qualified performance-based compensation" under Code Section 162(m)). All acts and decisions of the Committee with respect to any questions arising in connection with the administration and interpretation of this Plan, including the severability of any or all of the provisions hereof, will be conclusive, final and binding upon the Company and all present and former Participants, all other employees of the Company, and their respective descendants, successors and assigns. No member of the Committee shall be liable for any such act or decision made in good faith.

4.    Eligibility

        Each Participant shall be eligible to participate in this Plan and receive Awards in accordance with Section 5; provided, however, that, unless otherwise determined by the Committee, (a) a Participant must be employed by the Company on the last day of the Performance Period in order to be eligible to receive an Award for such Performance Period and (b) the Award of a Participant who is described in the preceding clause but is not employed during the entire Performance Period shall be paid in a pro-rated amount based on the number of days the Participant was actually employed by the Company during such Performance Period. Notwithstanding the foregoing, the Committee shall have the discretion to grant an Award to a Participant who does not meet the foregoing requirements; provided, however, that no such action may be taken by the Committee that would cause any Qualified Performance-Based Awards to be includable as applicable employee remuneration of such Participant, as such term is defined in Section 162(m) (in other words, to no longer qualify for the exception for "qualified performance-based compensation" under Code Section 162(m)).

5.    Awards

        The Committee may, from time to time and upon such conditions as it may determine, authorize the payment of Awards to Participants, which will be consistent with, and will be subject to all of the requirements of, the following provisions:

        (a)   For each Performance Period, the Committee shall approve (i) a maximum level of Award opportunity for each Participant, stated as a percentage of the Participant's base salary ("Maximum Award"), that will be available to the Participant upon achievement of the applicable Performance Objectives for the Performance Period and (ii) one or more formulas for determining, as described below, the final amount of each Award (which may be equal to or less than the Maximum Award), which formula(s) will be based upon the Company's achievement of one or more Performance Objectives; provided, however, that with respect to any Qualified Performance-Based Award, the Committee shall approve the foregoing not later than the 90th day of the applicable Performance Period and prior to the completion of 25% of such Performance Period.

        (b)   Promptly following the end of each Performance Period, the Committee will meet to certify achievement of the applicable Performance Objectives for the Performance Period. Prior to the end of the Payment Period, the Committee shall determine (i) the maximum Award amount payable to Participants in accordance with Section 5(a) and (ii) the final amount of each Award to be paid to each Participant for the applicable Performance Period; provided, however, that notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, reduce or eliminate the Award for any Participant under the Plan based on individual performance or other factors; provided further, that no such change or adjustment may be made that would cause any Qualified Performance-Based Award to be includable as "applicable employee remuneration" of such Participant, as such term is defined in Section 162(m) (in other words, to no longer qualify for the exception for "qualified performance-based compensation" under Code Section 162(m)). The Committee shall certify in writing that the Performance Objectives relating to Awards and other material terms of the Awards upon which payout was conditioned have been satisfied, and the Committee's approval of final Award amounts will be certified by the Committee before any amount is paid under any Award with respect to that Performance Period. No Award, including any Award equal to the Maximum Award, will be payable under the Plan to any Participant except as determined by the Committee.

        (c)   Each Award will be fully paid during the Payment Period and will be paid in cash. Awards will be paid subject to all withholdings and deductions pursuant to Section 6. Notwithstanding any other provision of the Plan, the maximum amount paid to a Participant in a single calendar year as a result of Awards under this Plan will not exceed $2,500,000 or such lesser amount specified in the Guidelines.

        (d)   Multiple Awards may be granted to a Participant; provided, however, that no two Awards to a Participant may have identical Performance Periods.

        (e)   At such time as the Committee approves a Maximum Award and formula(s) for determining the amount of each Award, the Committee shall designate whether the Award is a Qualified Performance-Based Award.

6.    Withholding Taxes

        Any Award paid to a Participant under this Plan will be subject to all applicable federal, state and local income tax, social security and other standard withholdings and deductions.

7.    Amendment and Termination

        The Committee may alter or amend this Plan from time to time or terminate it in its entirety; provided, however, that no such action will, without the consent of a Participant, affect the rights in an outstanding Award of such Participant; provided further, that no such increase, change or adjustment may be made that would cause a Qualified Performance-Based Award to be includable as "applicable employee remuneration" of such Participant, as such term is defined in Section 162(m) (in other words, to no longer qualify for the exception for "qualified performance-based compensation" under Code Section 162(m)).

8.    General Provisions

        (a)    No Right of Employment.    Neither the adoption or operation of this Plan, nor any document describing or referring to this Plan, or any part thereof, will confer upon any employee any right to continue in the employ of the Company, or will in any way affect the right and power of the Company to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Company might have done if this Plan had not been adopted.

        (b)    Governing Law.    The provisions of this Plan will be governed by and construed in accordance with the laws of the State of Delaware.

        (c)    Miscellaneous.    Headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing will not in any case be deemed in any way material or relevant to the construction of this Plan or any provisions of the Plan. The use of the singular will also include within its meaning the plural, and vice versa.

        (d)    American Jobs Creation Act.    It is intended that this Plan be exempt from the requirements of Section 409A of the Internal Revenue Code, as enacted by the American Jobs Creation Act, and the Plan will be interpreted and administered in a manner to give effect to such intent.

        (e)    Limitation on Rights of Participants; No Trust.    No trust has been created by the Company for the payment of Awards granted under this Plan, nor have the Participants been granted any lien on any assets of the Company to secure payment of such benefits. This Plan represents only an unfunded, unsecured promise to pay by the Company, and the Participants hereunder are unsecured creditors of the Company.

        (f)    Payment to Guardian.    If an Award is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his or her property, the Committee may direct payment of such Award to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to the distribution of such Award. Such distribution will completely discharge the Company from all liability with respect to such Award.

9.    Effective Date

        This Plan will become effective on March 25, 2011, subject to being approved by the stockholders of the Company at the meeting of stockholders on May 17, 2011.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01B4VF 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed. 01 - Wayne C. Sales* 02 - Robert M. Gervis* 1. Election of Directors: For Withhold For Withhold For Against Abstain 2. Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers. 4. Proposal to approve the Company's Stockholder Rights Plan. 3. Proposal to vote on the frequency of the advisory vote on executive compensation. 5. Proposal to approve the Company’s 2011 Equity and Performance Incentive Plan. * Each to serve until the next annual meeting of stockholders, and until his successor is duly elected and qualified. The Board of Directors recommends a vote FOR Proposal 2. The Board of Directors recommends a vote for EVERY 1 YEAR on Proposal 3. For Against Abstain The Board of Directors recommends a vote FOR Proposal 4. For Against Abstain The Board of Directors recommends a vote FOR Proposal 5. 6. Proposal to approve the Company’s Annual Incentive Compensation Plan. 7. Proposal to ratify the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm for the year ending December 31, 2011. For Against Abstain The Board of Directors recommends a vote FOR Proposal 6. For Against Abstain The Board of Directors recommends a vote FOR Proposal 7. IMPORTANT ANNUAL MEETING INFORMATION 1 Yr Every 2 Yrs 3 Yrs Abstain NNNNNNNNNNNN 1 1 3 2 6 5 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM Admission Ticket IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 17, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/GGC • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

Proxy for Annual Meeting of Stockholders — May 17, 2011 This Proxy is Solicited by the Board of Directors The undersigned hereby appoints Mark L. Noetzel and Paul D. Carrico, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated hereon, the common stock of the undersigned at the annual meeting of stockholders of Georgia Gulf Corporation to be held on May 17, 2011 and any adjournment thereof. If the undersigned has voting rights to shares of Georgia Gulf Corporation common stock under Company stock funds in the Georgia Gulf Corporation 401(k) Retirement Savings Plan, the undersigned hereby directs the trustee to vote shares equal to the number of shares allocated to the undersigned’s account under the applicable plan with the instructions given herein. Shares as to which the trustee does not receive instructions by 12:00 p.m. Eastern Time, May 12, 2011, will be voted by the trustee in accordance with the Board of Directors’ recommendation for each of Proposals 1 through 7. The shares represented by this proxy card will be voted as directed on the front. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR THE TWO NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR EVERY YEAR ON PROPOSAL 3 AND FOR PROPOSALS 4–7. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Proxy — Georgia Gulf Corporation C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD. + + Georgia Gulf Corporation Annual Meeting of Stockholders Admission Ticket The Annual Meeting of Stockholders of Georgia Gulf Corporation will be held in the Conference Center at the South Terraces, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, on May 17, 2011 at 1:30 pm local time. TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON, YOU MUST PRESENT THIS ADMISSION TICKET, ALONG WITH PHOTO IDENTIFICATION. Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 17, 2011: The proxy materials, including the 2011 proxy and 2010 annual report, are available at www.envisionreports.com/GGC. If you need directions to the annual meeting of stockholders, please call 770-395-4547 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

QuickLinks

GENERAL
PROPOSAL I—ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL II—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL III—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE
PROPOSAL IV—APPROVAL OF STOCKHOLDER RIGHTS PLAN
PROPOSAL V—APPROVAL OF THE GEORGIA GULF CORPORATION 2011 EQUITY AND PERFORMANCE INCENTIVE PLAN
PROPOSAL VI—APPROVAL OF THE GEORGIA GULF CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN
NEW PLAN BENEFITS Georgia Gulf Corporation Annual Incentive Compensation Plan
PROPOSAL VII—RATIFICATION AND APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS THAT MAY COME BEFORE THE MEETING
STOCKHOLDER PROPOSALS
ANNUAL REPORT
  Annex A
TABLE OF CONTENTS
RIGHTS AGREEMENT
RECITALS
Summary of Rights to Purchase Preferred Shares
  Annex B
GEORGIA GULF CORPORATION 2011 EQUITY AND PERFORMANCE INCENTIVE PLAN
  Annex C
GEORGIA GULF CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN